SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

/ /     Preliminary Information Statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

/X/     Definitive Information Statement

                               The DLB Fund Group
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

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        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

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

The DLB Fund Group
--------------------------------------------------------------------------------
                                                              One Memorial Drive
                                                        Cambridge, MA 02142-1300
                                                       Telephone: (617) 225-3800
                                                             Fax: (617) 225-3801

                              INFORMATION STATEMENT

                                 OCTOBER 8, 2004

                               GENERAL INFORMATION

         This Information Statement, which is first being mailed on or about October 8, 2004, is distributed in connection with actions to be taken by written consent of the Majority Shareholder (as defined below) of each of the Funds ("Funds") of The DLB Fund Group (the "Trust") on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable, as more fully described below. This document is required under the federal securities laws and is provided solely for your information.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


SHARE OWNERSHIP INFORMATION

         The Trustees have set October 4, 2004 (the "Record Date") as the record date for determining the number of shares and the shareholders entitled to give consent and to receive this information statement. On the Record Date, 69,509,898.963 shares of the Trust were outstanding, attributable to each Fund as follows:

            DLB Fixed Income Fund...........................1,863,132.860
            DLB High Yield Fund.............................7,325,070.103
            DLB Value Fund..................................4,238,334.102
            DLB Core Growth Fund............................9,176,291.379
            DLB Enhanced Index Core Equity Fund ............2,992,227.977
            DLB Enhanced Index Growth Fund..................2,790,910.838
            DLB Enhanced Index Value Fund...................3,351,666.502
            DLB Small Company Opportunities Fund...........29,652,620.357
            DLB Small Capitalization Value Fund.............8,119,644.845

         Information concerning shareholders who were known to be the record owners of more than 5% of each Fund's shares as of the Record Date is set forth below. As of the Record Date, Massachusetts Mutual Life Insurance Company ("MassMutual" or "Majority Shareholder") owned 58,464,762.659 shares of the Trust, or 84.11% of the outstanding shares of the Trust.


Fund Name                                 Number of Shares   Percent of the Fund
--------------------------------------------------------------------------------

DLB Fixed Income Fund
    MassMutual                              1,255,023.808          67.4%
    1295 State Street
    Springfield, MA  01111

    MassMutual Trust Company                  377,672.651          20.3%
    Attn: Carol Callahan
    140 Garden Street
    Hartford, CT 06154

DLB High Yield Fund
    MassMutual                              6,279,641.305          85.6%
    1295 State Street
    Springfield, MA  01111

    Roman Catholic Bishop of Springfield      528,448.499           7.2%
    Attn: Ms. Jeanne M. DesRoisers, Treasurer
    P.O. Box 1730 Springfield, MA 01102

DLB Core Growth Fund
    MassMutual                              8,198,062.195          89.4%
    1295 State Street
    Springfield, MA  01111

DLB Value Fund
    MassMutual                              3,837,892.909          90.6%
    1295 State Street
    Springfield, MA  01111

    Roman Catholic Bishop of Springfield      304,311.392          7.18%
    Attn: Ms. Jeanne M. DesRoisers, Treasurer
    P.O. Box 1730 Springfield, MA 01102

DLB Enhanced Index Core Equity Fund
    MassMutual                              2,833,653.304          94.7%
    1295 State Street
    Springfield, MA  01111

DLB Enhanced Index Growth Fund
    MassMutual                              2,786,350.047          99.8%
    1295 State Street
    Springfield, MA  01111

DLB Enhanced Index Value Fund
    MassMutual                              3,350,448.675          99.9%
    1295 State Street
    Springfield, MA  01111

DLB Small Company Opportunities Fund
    MassMutual                             23,871,272.831          80.5%
    1295 State Street
    Springfield, MA  01111

DLB Small Cap Value Fund
    MassMutual                              6,052,512.330          74.5%
    1295 State Street
    Springfield, MA  01111

    Newton Retirement System                1,453,326.202          17.9%
    Attn: Ms. Kelly Byrne, Director
    1000 Commonwealth Avenue
    Newton Centre, MA 02459

SHARE OWNERSHIP OF TRUSTEES, NOMINEES AND PRESIDENT

         Set forth below is information concerning beneficial ownership, as of the Record Date, of the Trust's shares by (i) each Trustee, nominee for Trustee (each a "Nominee" and together, the "Nominees") and President, and (ii) the Trust's Trustees, Nominees and President as a group.

         As of the Record Date, the Trustees, the President of the Trust and the Nominees owned the following shares of the Funds:

                          NAME AND ADDRESS*             AMOUNT AND NATURE OF
    NAME OF FUND         OF BENEFICIAL OWNER            BENEFICIAL OWNERSHIP          PERCENT OF FUND***
    ------------         -------------------            --------------------          ------------------
                          Kevin McClintock**                     0
                         Steven A. Kandarian                     0
 DLB Small Company         Nabil N. El-Hage            709.667 Sole Voting and
 Opportunities Fund                                        Investment Power
                         Richard A. Nenneman                     0
 DLB Small Company         Maria D. Furman            6,451.613 Sole Voting and
 Opportunities Fund                                        Investment Power
                           Ronald J. Abdow                       0
                          Corine T. Norgaard                     0
                           Susan A. Alfano**                     0

* The address for each Trustee, Nominee and the President is c/o The DLB Fund Group, One Memorial Drive, Cambridge, MA 02142
** Mr. McClintock and Ms. Alfano participate in a deferred compensation plan and/or retirement plan that invest in or are tied to the performance of shares of the DLB Small Company Opportunities Fund and the DLB High Yield Fund, and thereby maintain an economic interest in these Funds by virtue of such participation.
***On the Record Date, each of the Trustees, Nominees and the President of the Trust beneficially owned less than 1% of each Fund's outstanding shares, and the Trustees, Nominees and President of the Trust as a whole beneficially owned less than 1% of each Fund's outstanding shares.

         The table below sets forth information regarding the Trustees' and Nominees' beneficial ownership of Fund shares, based on the value of such shares as of the Record Date.

-------------------------------------------------------------------------------------------------------------
                                                                                  AGGREGATE DOLLAR RANGE
                                                                                  OF EQUITY SECURITIES IN ALL
                                                                                  REGISTERED INVESTMENT
                                                                                  COMPANIES OVERSEEN OR
                                                                                  TO BE OVERSEEN BY
                                                                                  TRUSTEE OR NOMINEE IN
NAME OF TRUSTEE OR                   THE DOLLAR RANGE OF EQUITY SECURITIES        FAMILY OF INVESTMENT
NOMINEE                              BENEFICIALLY OWNED IN THE TRUST              COMPANIES
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
OR NOMINEES

Ronald J. Abdow                       None                                         None
Corine T. Norgaard                    None                                         None
Nabil N. El-Hage                      $10,001 - 50,000 DLB Small Company           $10,001-50,000
                                      Opportunities Fund
Steven A. Kandarian                   None                                         None
Richard A. Nenneman                   None                                         None
Maria D. Furman                       Over $100,000 DLB Small Company              Over $100,000
                                      Opportunities Fund
INTERESTED TRUSTEES
OR NOMINEES

Kevin M. McClintock*                  None                                         None
Susan A. Alfano*                      None                                         None
-------------------------------------------------------------------------------------------------------------

* Mr. McClintock and Ms. Alfano participate in a deferred compensation plan and/or retirement plan that invest in or are tied to the performance of shares of the DLB Small Company Opportunities Fund and the DLB High Yield Fund, and thereby maintain an economic interest in these Funds by virtue of such participation.

REPORTS TO SHAREHOLDERS

FURTHER INFORMATION CONCERNING THE TRUST IS CONTAINED IN ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORT TO SHAREHOLDERS, WHICH HAVE BEEN MAILED TO SHAREHOLDERS AND WHICH MAY BE OBTAINED, FREE OF CHARGE BY WRITING TO THE DLB FUND GROUP,
ATTN: THE DLB FUND GROUP COORDINATOR, C/O BABSON CAPITAL MANAGEMENT LLC, ONE MEMORIAL DRIVE, CAMBRIDGE, MA 02142, OR BY TELEPHONING 1-877-766-0014.

ABOUT THE PROPOSALS

            The Board of Trustees has proposed a reorganization of the Trust, which will involve the following, among other actions: (i) electing new Trustees for the Trust; (ii) approving new advisory arrangements for the Trust; (iii) changing certain of the fundamental investment restrictions of the DLB Fixed Income Fund; (iv) creating new series of the Trust; (v) merging certain series of MassMutual Institutional Funds into certain currently existing and newly established series of the Trust; and (vi) creating five new share classes for the Funds (together, the "Reorganization"). If the Reorganization is consummated, the currently outstanding shares of the DLB Fixed Income Fund, DLB Core Growth Fund and DLB Small Capitalization Value Fund will be re-designated Class S shares of such Funds; the currently outstanding shares of the DLB Value Fund will be re-designated Class L shares of such Fund; the currently outstanding shares of the DLB Enhanced Index Core Equity Fund, DLB Enhanced Index Core Growth Fund, DLB High Yield Fund, and DLB Enhanced Index Value Fund will be re-designated Class Y shares of such Funds; and the currently outstanding shares of the DLB Small Company Opportunities Fund will be re-designated Class A shares of such Fund. Shareholders of the DLB Fixed Income Fund should also note that upon consummation of the Reorganization, it is expected that the MassMutual Core Bond Fund will merge into the DLB Fixed Income Fund and thereafter it is expected that the DLB Fixed Income Fund's investment objective and principal investment strategies will be revised to be substantially similar to those of the MassMutual Core Bond Fund. The MassMutual Core Bond Fund's principal investment objective and strategies are set forth in Appendix III to this Information Statement.

         This Information Statement describes actions that will be taken by the Majority Shareholder to approve actions (i), (ii) and (iii) above. If the Reorganization is not consummated, you will be notified in the next annual report of the Trust.

PROPOSAL 1:

ELECTION OF TRUSTEES -- The Board of Trustees is responsible for overseeing the activities of the Funds and their service providers. Currently, the Board consists of five trustees, one of whom is an interested person (as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act")) of the Trust (an "Interested Trustee") and four of whom are not interested persons of the Trust (each an "Independent Trustee"). It is proposed that shareholders elect two new Independent Trustees and one new Interested Trustee to the Board.

PROPOSALS 2 AND 3:

APPROVAL OF MANAGEMENT AGREEMENTS AND SUBADVISER AGREEMENTS -- Babson Capital Management LLC ("Babson") currently serves as investment adviser to each Fund. As investment adviser, Babson directs the investments of the Funds and is responsible for overseeing regulatory compliance, overseeing the Trust's other service providers and generally monitoring the affairs of and providing an investment program for the Funds, subject to the supervision of the Trustees. If the Reorganization is consummated, Babson, subject to the supervision of MassMutual, would continue to provide day-to-day portfolio management services to the Funds as investment subadviser. However, MassMutual would be the investment adviser to the Funds. As investment adviser, MassMutual would take over Babson's non-portfolio management related functions, such as monitoring Fund regulatory compliance and supervising services provided to the Funds and shareholders. The Trustees believe that engaging MassMutual to serve as investment adviser will allow Babson to focus exclusively on the area of its greatest expertise -- making investment decisions for the Funds. It will also allow the Funds to benefit from MassMutual's experience providing mutual fund management. MassMutual currently oversees the investment programs for 46 mutual funds with approximately $18 billion in assets as of September 30, 2004. MassMutual also manages other funds for which investment subadvisers provide day-to-day portfolio management. Moreover, it is expected that, over time, this proposal may result in operational efficiencies. Over time, this may result in expenses being spread over a larger pool of assets and could potentially lead to lower operating expenses and/or transaction costs to the Funds (as a percentage of assets). In order for MassMutual to serve as investment adviser and for Babson to serve as a subadviser for a Fund, the 1940 Act requires that the relevant advisory agreements be approved by shareholders of that Fund.

PROPOSAL 4

CHANGING FUNDAMENTAL INVESTMENT RESTRICTIONS - The Board of Trustees has proposed to change certain of the DLB Fixed Income Fund's fundamental investment restrictions. Under the 1940 Act, such changes can only take effect after they have been approved by the vote of a "majority of the outstanding voting securities" of the DLB Fixed Income Fund. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present for or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

                                   PROPOSAL 1

                   TO ELECT NOMINEES AS TRUSTEES OF THE TRUST
                   ------------------------------------------

         Two Independent Trustees and one Interested Trustee are proposed to be elected by the shareholders as Trustees of the Trust, each to hold office until his or her death, resignation or removal, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of such successor. The Nominees for election as Independent Trustees are Ronald J. Abdow and Corine T. Norgaard. The Nominee for election as an Interested Trustee is Susan A. Alfano. The remaining Trustees, Ms. Furman and Messrs. El-Hage, McClintock, Nenneman and Kandarian, have previously been elected by the shareholders of the Trust and will continue to serve as Trustees.

         Set forth below after the name of each Nominee and each Trustee whose term will continue after this meeting is his or her position(s) with the Trust; age; term of office and length of time served; principal occupation during the past five years; certain other directorships; and certain other information required to be disclosed in this Information Statement.

INFORMATION ABOUT NOMINEES

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS(1)      POSITION(S)    TERM OF          PRINCIPAL OCCUPATION(S)             NUMBER OF      OTHER DIRECTORSHIPS
AND AGE               HELD           OFFICE(2) AND    DURING PAST FIVE YEARS              PORTFOLIOS     HELD BY NOMINEE(3)
                      WITH THE       LENGTH OF                                            IN FUND
                      TRUST          TIME SERVED                                          COMPLEX
                                                                                          TO BE
                                                                                          OVERSEEN BY
                                                                                          NOMINEE
INDEPENDENT NOMINEES

Ronald J. Abdow       Nominee        N/A              Chairman, Abdow Corporation         16             Trustee (since 2002)
Age: 72                                               (operator of restaurants);                         Oppenheimer Tremont Market
                                                      Trustee, Abdow G&R Trust and Abdow                 Neutral Fund LLC,
                                                      G&R Co. (owners and operators of                   Oppenheimer Tremont
                                                      restaurant properties); Partner,                   Opportunity Fund LLC,
                                                      Abdow Partnership, Abdow Auburn                    Oppenheimer Real Estate
                                                      Associates, and Abdow Hazard                       Fund; Trustee (since 1994),
                                                      Associates (owners and operators                   MassMutual Institutional
                                                      of restaurant properties);                         Funds (open-end
                                                      Chairman, Western Mass Development                 investment company);
                                                      Corp.; Chairman, American                          Trustee (since 1993), MML
                                                      International College.                             Series Investment Fund
                                                                                                         (open-end investment
                                                                                                         company).

Corine T. Norgaard    Nominee        N/A              Director (since 1997), The Advest   18             Trustee (since 1993), Aetna
Age: 67                                               Bank; Dean (1996-2004), Barney                     Series Fund (investment
                                                      School of Business, University of                  company); Director (since
                                                      Hartford.                                          1992), Aetna Variable
                                                                                                         Series Fund; Trustee
                                                                                                         (since 1998), MassMutual
                                                                                                         Participation Investors
                                                                                                         and MassMutual Corporate
                                                                                                         Investors (closed-end
                                                                                                         investment companies).

INTERESTED NOMINEE

Susan A. Alfano(4)    Nominee        N/A              Executive Vice President,           16             None.
Age: 50                                               Corporate Administration,
                                                      MassMutual Life Insurance
                                                      Company (2001-present); Senior
                                                      Vice President, Corporate
                                                      Human Resources (1990-2001);
                                                      Vice President, Corporate
                                                      Human Resources, Second VP
                                                      Information Systems; Director
                                                      of Compensation, Corporate
                                                      Human Resources, Associate
                                                      Director of Compensation,
                                                      Assistant Director of
                                                      Compensation, Compensation
                                                      Analyst (1971-1990).


1 The address for each Nominee is c/o Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142.
2 Each Trustee holds office until his or her death, resignation or removal, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of such successor.
3 Directorships of companies not reported in the "principal occupation" column that have a class of securities registered or subject to registration under the Securities Exchange Act of 1934, as amended (the "Exchange Act") or are registered as investment companies under the 1940 Act. MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be part of the Fund Complex because they are managed by Babson.
4 Ms. Alfano is an "Interested Person" as that term is defined in the 1940 Act, through her employment with MassMutual.

INFORMATION ABOUT CURRENT TRUSTEES WHO ARE NOT NOMINEES

         Each of the following Trustees of the Trust will continue to serve in such capacity until his or her death, resignation or removal, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of such successor.

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS(1)      POSITION(S)    TERM OF          PRINCIPAL OCCUPATION(S)             NUMBER OF      OTHER DIRECTORSHIPS
AND AGE               HELD           OFFICE(2) AND    DURING PAST FIVE YEARS              PORTFOLIOS     HELD BY TRUSTEE(3)
                      WITH THE       LENGTH OF                                            IN FUND
                      TRUST          TIME SERVED                                          COMPLEX
                                                                                          TO BE
                                                                                          OVERSEEN BY
                                                                                          TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED
TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
KEVIN M.              President      Since 2003       Managing Director and Member of     16             None.
MCCLINTOCK(4)                                         the Board of Managers, Babson
Age: 42                                               Capital Management LLC, 1999-
                                                      present; Managing Director, S.I.
                      Trustee        Since 1999       International Assets (formerly
                                                      known as Babson-Stewart Ivory
                                                      International), 1999-2004;
                                                      Director of Equities and Fixed
                                                      Income, Dreyfus Corporation,
                                                      1995-1999.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
NABIL N. EL-          Trustee        Since 2003       Senior Lecturer, Finance,           16             None.
HAGE                                                  Harvard Business School,
Age: 45                                               (January 2003-present);
                                                      Chairman (1995-present)
                                                      and CEO (1995-2003),
                                                      Jeepers! Inc. (indoor
                                                      amusement centers);
                                                      Manager, Global Entertainment
                                                      Ventures, LLC  (single purpose
                                                      investment vehicle)(2001-
                                                      present).

MARIA D.              Trustee        Since            Managing Director, Director,        16             None.
FURMAN                               June 2004        and Portfolio Manager,
Age: 50                                               Standish, Ayer and Wood
                                                      (investment management)
                                                      (1976-2002).

STEVEN A.             Trustee        Since            Consultant, financial services,     18             Trustee, MassMutual
KANDARIAN                            2002             (February 2004-present);                           Participation Investors
Age: 51                                               Former Executive Director,                         and MassMutual Corporate
                                                      Pension Benefit Guaranty Corp.,                    Investors (closed-end
                                                      (a federal pension agency),                        mutual funds) since
                                                      December 2001-February 2004;                       February 2002.
                                                      Managing Director, Orion
                                                      Partners, L.P. (a private equity
                                                      fund), 1993-November 2001.

RICHARD               Trustee        Since 1994       Retired. Currently sits on boards   16             None.
NENNEMAN                                              of various civic associations.
Age: 74
------------------------------------------------------------------------------------------------------------------------------------

1 The address for each Trustee is c/o Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142.
2 Each Trustee holds office until his or her death, resignation or removal, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of such successor.
3 Directorships of companies not reported in the "principal occupation" column that have a class of securities registered or subject to registration under the Exchange Act or are registered as investment companies under the 1940 Act. MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are also managed by Babson.
4 Mr. McClintock is an "Interested Person" as that term is defined in the 1940 Act, through his employment with Babson.

EXECUTIVE OFFICERS WHO ARE NOT TRUSTEES

         Set forth on the following page is a list of the Trust's Executive Officers who are not also Trustees, their age, position with the Trust, principal occupation or employment for the past five years and term of office and length of time served. The Trust's Executive Officers are employees of Babson or its affiliates.

------------------------------------------------------------------------------------------------------------------------------------
                                                           TERM OF OFFICE(2)
                              POSITION(S) HELD             AND LENGTH OF              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS(1), AND AGE     WITH TRUST                   TIME SERVED                DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
DEANNE B. DUPONT              Treasurer                    Since 1996                 Managing Director and Treasurer of Babson
Age: 50                                                                               Capital Management LLC.
------------------------------------------------------------------------------------------------------------------------------------
MARY ELLEN WESNESKI           Vice President               Since 1999                 Managing Director of Babson Capital
Age: 54                                                                               Management LLC (1999-present); Chief
                                                                                      Compliance Officer, MassMutual Participation
                                                                                      Investors and MassMutual Corporate Investors
                                                                                      (since September 2004); Senior Manager,
                                                                                      Deloitte & Touche LLP (1996-1999).
------------------------------------------------------------------------------------------------------------------------------------
JOHN E. DEITELBAUM            Clerk                        Since 1999                 Second Vice President and Associate General
Age: 36                                                                               Counsel, MassMutual (2000-present); Associate
                                                                                      Secretary (2003-present) MassMutual
                                                                                      Participation Investors and MassMutual
                                                                                      Corporate Investors (closed end mutual funds)
                                                                                      and Assistant Secretary (2003-present) of
                                                                                      their Sub-trusts; Assistant Clerk, Babson
                                                                                      Securities Corp. (1999-present); Counsel
                                                                                      (2000-present), Assistant Clerk
                                                                                      (1999-present), Vice President and General
                                                                                      Counsel (1998-1999), Babson Capital Management
                                                                                      LLC; Counsel, MassMutual (1996-1998).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL CHONG                 Chief Compliance Officer     Since                      Chief Compliance Officer of the MassMutual
Age: 46                                                    September 2004             Institutional Funds (open-end investment
                                                                                      company) and MML Series Investment Fund (open
                                                                                      end investment company) (since September
                                                                                      2004); Vice President and Associate General
                                                                                      Counsel (May 1999 to present), Second Vice
                                                                                      President (June 1996 to May 1999),
                                                                                      Massachusetts Mutual Life Insurance Company;
                                                                                      Assistant General Counsel (February 1994-June
                                                                                      1996),Connecticut Mutual Life Insurance
                                                                                      Company.
------------------------------------------------------------------------------------------------------------------------------------

1 The address for each of the Trust's Executive Officers is c/o Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142.

2 The President, the Treasurer and the Clerk of the Trust shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer shall hold office and shall retain authority at the pleasure of the Trustees.

COMMITTEES OF THE BOARD OF TRUSTEES

         The Board of Trustees of the Trust has an Audit Committee and a Nominating and Governance Committee, each of which is currently comprised solely of Trustees who are Independent Trustees. Currently, Messrs. Nenneman, Kandarian and El-Hage comprise the Audit Committee and Messrs. Nenneman, Kandarian and El-Hage and Ms. Furman comprise the Nominating and Governance Committee.

NOMINATING AND GOVERNANCE COMMITTEE

         The Nominating and Governance Committee, pursuant to a Nominating and Governance Committee Charter adopted by the Board (attached as Appendix 1 to the Trust's Information Statement dated June 2, 2004), (a) identifies individuals qualified to become Independent Trustees of the Trust's Board of Trustees in the event that a position currently filled by an Independent Trustee is vacated or created; (b) evaluates the qualifications of Independent Trustee candidates; (c) nominates Independent Trustee nominees for election or appointment to the Board;
(d) sets any standards necessary or qualifications for service on the Board; and
(e) performs the following governance responsibilities: (i) makes nominations for membership on all committees of the Board (other than the Audit Committee) and reviews such committee assignments annually; (ii) reviews as necessary the responsibilities of any committees of the Board (other than the Audit Committee), whether there is a continuing need for such committee, whether there is a need for additional committees of the Board, and whether the committees should be combined or reorganized, and makes such recommendations to the full Board; and (iii) monitors the independence of legal counsel for the Independent Trustees. The Trust's Nominating and Governance Committee Charter is not currently available to shareholders via the Trust's website. The Nominating and Governance Committee held two meetings during the fiscal year ended October 31, 2003. Additionally, the Nominating and Governance Committee held a meeting on June 24, 2004, at which it recommended the nomination of Mr. Abdow and Ms. Norgaard for election as Trustee, and a meeting on September 23, 2004 at which it recommended the nomination of Susan A. Alfano for election as Trustee.

NOMINATING AND GOVERNANCE COMMITTEE PROCEDURES FOR SHAREHOLDER NOMINATION OF INDEPENDENT TRUSTEE CANDIDATES

         The Nominating and Governance Committee will consider nominee candidates for Trustee that are recommended by Trust shareholders in the same manner as it considers and evaluates candidates recommended by other sources. A Trust shareholder's recommendation must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee's consideration. The Trust's shareholders must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust's Nominating and Governance Committee, to the attention of the Clerk, at the address of the principal executive offices of the Trust. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust 60-90 calendar days before the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address and nationality of the person recommended by the shareholder (the "Candidate"); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the Candidate, as reported to such shareholder by the Candidate; (C) any other information regarding the Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Exchange Act, adopted by the Securities and Exchange Commission ("SEC") (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the Candidate that would be required to be disclosed if the Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Candidate is or will be an "interested person" of the Trust (as defined in the 1940 Act) and, if not an "interested person," information regarding the Candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the Candidate to be named as a nominee, for such Candidate's information submitted in accordance with (i), above, to be disclosed as may be necessary or appropriate and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books, the number of all shares of the Trust owned beneficially and of record by the recommending shareholder;
(iv) a description of all arrangements or understandings between the recommending shareholder and the Candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Candidate to serve as a Trustee.

NOMINATING AND GOVERNANCE COMMITTEE CONSIDERATION OF NOMINEES FOR TRUSTEE

         The Nominating and Governance Committee is responsible for identifying and nominating individuals to serve as Independent Trustees. The Nominating and Governance Committee Charter contemplates that each nominee for Independent Trustee must have a college degree or, in the judgment of the Nominating and Governance Committee, equivalent business experience. In addition, the Committee may take into account a wide variety of factors in considering a Trustee candidate, giving such weight to any individual factor(s) as it deems appropriate, including but not limited to: availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board; relevant industry and related experience; educational background; depth and breadth of financial expertise; and an assessment of the candidate's ability, judgment, expertise, reputation and integrity. In the case of a candidate properly recommended by a shareholder, the Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee. Different factors may assume greater or lesser significance at particular times, in light of the Board's present composition and the Nominating and Governance Committee's (or the Board's) perceptions about future issues and needs.

         In identifying potential nominees for an Independent Trustee, the Nominating and Governance Committee may consider candidates recommended by the Trust's current Trustees; the Trust's officers; the Trust's investment adviser; the Trust's shareholders; and any other source the Committee deems to be appropriate.

         Ms. Norgaard, Ms. Alfano, and Mr. Abdow were recommended as candidates to the Nominating and Governance Committee by officers of MassMutual and/or Babson.

AUDIT COMMITTEE

         The Audit Committee, pursuant to an Audit Committee Charter adopted by the Board, oversees the Trust's accounting and financial reporting policies and practices, its internal controls and internal controls of certain service providers; oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof; ascertains the independence of the Trust's independent registered public accounting firm; acts as liaison between the Trust's independent registered public accounting firm and the full Board of Trustees and provides immediate access for the Trust's independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board of Trustees.

REGULAR AND COMMITTEE MEETINGS FOR FISCAL YEAR 2003

         The full Board met four times during the fiscal year ended October 31, 2003. The Audit Committee held three meetings during the fiscal year ended October 31, 2003. Each Trustee named herein attended all of the Board and Committee meetings of which he was a member for the fiscal year ended October 31, 2003.

SHAREHOLDER COMMUNICATIONS TO TRUSTEES

         Trust shareholders may send communications to the Trustees of the Trust by addressing such correspondence directly to John Deitelbaum, Clerk, c/o Babson Capital Management LLC, One Memorial Drive, Cambridge, MA 02142. Except as provided below, the Clerk shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled Board meeting or (ii) if the Clerk determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Clerk will also provide a copy of each shareholder communication to the Trust's Chief Compliance Officer.

         The Clerk may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Fund or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). The Clerk will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

COMPENSATION OF THE TRUSTEES

         The following table lists the compensation paid to each of the Trustees by the Trust and Fund Complex during the Trust's fiscal year ended October 31, 2003.

COMPENSATION TABLE

Except as noted below, the Trust pays each Independent Trustee a fee for his or her services. The Trustees periodically review their fees to assure that such fees continue to be appropriate in light of their responsibilities as well as in relation to fees paid to Trustees of other mutual fund complexes. The fees paid to each Trustee by the Trust for the fiscal year ended October 31, 2003 are shown below.

------------------------------------------------------------------------------------------------------------------------
NAME OF TRUSTEE                        AGGREGATE                    PENSION OR            TOTAL COMPENSATION FROM FUND
                                       COMPENSATION                 RETIREMENT            AND FUND COMPLEX PAID TO
                                       FROM TRUST(1)                BENEFITS ACCRUED AS   TRUSTEES
                                                                    PART OF FUND
                                                                    EXPENSES(4)
------------------------------------------------------------------------------------------------------------------------

Nabil N. El-Hage                         $19,000                           N/A                 $19,000
Richard A. Nenneman                      $20,000                           N/A                 $20,000
Richard J. Phelps                        $19,000                           N/A                 $19,000
Steven A. Kandarian (2)                  0                                 N/A                 0
Kevin M. McClintock (3)                  0                                 N/A                 0
------------------------------------------------------------------------------------------------------------------------

(1) Includes an annual retainer payable by the Trust to each of the Independent Trustees of $16,000 and a per meeting attendance fee of $1,000. Ms. Maria D. Furman was not a Trustee during the fiscal year ended October 31, 2003. Mr. Richard J. Phelps, who retired from the Board of Trustees effective December 31, 2003, received $19,000 in aggregate compensation from the Trust because he attended three of four regular Board meetings in the fiscal year ended October 31, 2003.

(2) Mr. Kandarian, although an Independent Trustee of the Trust and MassMutual Corporate Investors and MassMutual Participation Investors (two closed-end funds deemed to be a part of the Fund Complex because they are managed by Babson), was not paid an annual retainer or a per meeting attendance fee from these funds in 2003 due to his employment with the Pension Benefit Guaranty Corporation ("PBGC"). He resigned from the PBGC effective February 2004. As a result of Mr. Kandarian's resignation from the PBGC, the PBGC's ethics rules no longer prohibit him from receiving compensation for his services as an Independent Trustee of the Trust, and the Trust will compensate Mr. Kandarian in accordance with its policies governing Independent Trustees beginning in 2004.

(3) Mr. McClintock, as an Interested Trustee, received no compensation for his role as Trustee to the Trust.

(4) The Trust has no retirement or pension plan for the Trustees.


                                   PROPOSAL 2

TO APPROVE MASSMUTUAL AS INVESTMENT ADVISER TO THE FUNDS BY APPROVING MANAGEMENT
--------------------------------------------------------------------------------
       AGREEMENTS BETWEEN MASSMUTUAL AND THE TRUST ON BEHALF OF THE FUNDS
       ------------------------------------------------------------------

BACKGROUND

         Babson currently serves as investment adviser to each Fund pursuant to a separate advisory agreement with each Fund. At a meeting of the Board of Trustees held on June 24, 2004, the Board, and the Independent Trustees voting separately, unanimously approved the appointment of MassMutual as investment adviser to each Fund and approved a Management Agreement (each a "Proposed Management Agreement") between each Fund and MassMutual, to be effective on or about October 31, 2004. The Board also recommended that each Proposed Management Agreement be submitted to the shareholders of each respective Fund for approval. As described more fully under "Proposal 3" below, the Board is also proposing that Babson, subject to MassMutual's supervision, continue to provide day-to-day portfolio management of each Fund.

SUMMARY OF THE PROPOSED MANAGEMENT AGREEMENT

         A summary of the Proposed Management Agreements and information about MassMutual are provided below. A form of the Proposed Management Agreements is attached as Appendix I to this information statement, and the following description of the Proposed Management Agreements is qualified in its entirety by reference to such Appendix.

DUTIES UNDER THE PROPOSED MANAGEMENT AGREEMENTS - The provisions regarding the duties of the adviser under each Proposed Management Agreement are similar to those of the current advisory agreements between the Funds and Babson (the "Current Advisory Agreements"). Under each Proposed Management Agreement, MassMutual will, subject to the direction and control of the Trust's Board of Trustees, (i) regularly provide investment advice and recommendations to the Fund, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting. Under each Proposed Management Agreement, MassMutual may, subject to the provisions of the Trust's Agreement and Declaration of Trust and the 1940 Act, select and contract with an investment subadviser for the Fund. MassMutual will be responsible for payment of all compensation to any such subadviser.

         Under each Current Advisory Agreement, Babson will, subject to the control of the Trustees of the Trust and to such policies as the Trustees may determine, (i) furnish continuously an investment program for the Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and fund accounting services) and pay all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with Babson. Under each Current Advisory Agreement, Babson may, subject to the provisions of the Trust's Agreement and Declaration of Trust and the 1940 Act, select and contract with an investment subadviser for the Fund. Babson will be responsible for payment of all compensation to any such subadviser.

STANDARD OF CARE - The limitation of liability provisions of each Proposed Management Agreement are substantially similar to those of each Current Advisory Agreement. Each Proposed Management Agreement provides that MassMutual will not be liable for any loss sustained by reason of good faith errors or omissions in connection with the performance of its duties. However, nothing in a Proposed Management Agreement will protect MassMutual from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the Proposed Management Agreement. Each Current Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of Babson, or reckless disregard of its obligations and duties thereunder, Babson shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services thereunder.

PORTFOLIO TRANSACTIONS - The portfolio transactions provisions of each Proposed Management Agreement are similar to each Current Advisory Agreement. Each Proposed Management Agreement provides that MassMutual is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with broker-dealers, including "affiliated" broker-dealers (as defined in the 1940 Act), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions. MassMutual shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular transactions will be judged by MassMutual on the basis of all of the relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

         Each Current Advisory Agreement provides that in placing orders for the portfolio transactions of the Fund, Babson will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, Babson shall consider all factors it deems relevant, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Subject to such policies as the Trustees may determine, Babson shall not be deemed to have acted unlawfully or to have breached any duty created by a Current Advisory Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to Babson an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if Babson determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or Babson 's overall responsibilities with respect to the Fund and to other clients of Babson as to which Babson exercises investment discretion.

DURATION AND TERMINATION - The duration and termination provisions of each Proposed Management Agreement are similar to those of each Current Advisory Agreement. Each Proposed Management Agreement shall continue in effect until two years from its execution date and thereafter shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees who are not parties to the Proposed Management Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval or by the holders of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Proposed Management Agreement will terminate automatically in the event of its assignment and may also be terminated (i) for cause or with the consent of the parties and the Trust by the Trust or MassMutual at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to the Trust and MassMutual provided that such termination by the Trust is directed or approved by a vote of a majority of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the Fund's outstanding voting securities (as defined in the 1940 Act).

         Each Current Advisory Agreement provides that it shall become effective upon its execution, and shall remain in full force and effect continuously thereafter (unless terminated automatically) until terminated as follows: (a) either the Trust or Babson may at any time terminate a Current Advisory Agreement by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or (b) if (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust or of Babson, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of the Current Advisory Agreement, then it shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance the Current Advisory Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of the Current Advisory Agreement, Babson may continue to serve thereunder in a manner consistent with the 1940 Act and the rules and regulations thereunder. Action by the Trust under (a) above may be taken either
(i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

COMPENSATION - It is expected that the fees payable by each Fund under the Proposed Management Agreements will be less than or equal to the fees paid by the Funds under the Current Advisory Agreements, except for the DLB Fixed Income Fund.

The following table compares the fees payable to Babson under the Current Advisory Agreements with the fees payable to MassMutual under the Proposed Management Agreements. It also shows how much Babson earned under each Current Advisory Agreement, and how much would have been payable to MassMutual under the corresponding Proposed Management Agreement if it had been in effect, for the fiscal year ended October 31, 2003.

---------------------------------------------------------------------------------------------------------------------
                                                                PROPOSED
                               CURRENT                            RATE                             DIFFERENCE
                              AGREEMENT        AGGREGATE        AGREEMENT         AGGREGATE        (% HIGHER/
FUND                           RATE (%)        AMOUNT ($)          (%)            AMOUNT ($)          LOWER)
---------------------------------------------------------------------------------------------------------------------
DLB Fixed Income Fund           0.40%           $85,878            0.48%           $102,054             20%

DLB High Yield Fund             0.50%          $157,747            0.50%           $157,747             0%

DLB Value Fund                  0.55%          $349,594            0.50%           $317,813            (9%)

DLB Core Growth Fund            0.55%          $573,119            0.55%           $573,119             0%

DLB Enhanced Index              0.50%          $123,287            0.50%           $123,287             0%
Core Equity Fund

DLB Enhanced Index              0.50%           $86,947            0.50%            $86,947             0%
Growth Fund

DLB Enhanced Index              0.50%          $122,567            0.50%           $122,567             0%
Value Fund

DLB Small Company               1.00%         $3,537,189           0.58%          $2,051,567           (42%)
Opportunities Fund

DLB Small                       0.70%          $451,697            0.70%           $451,697             0%
Capitalization Value
Fund
---------------------------------------------------------------------------------------------------------------------

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the DLB Fixed Income Fund, DLB Value Fund and the DLB Small Company Opportunities Fund. The tables show Fund expenses under the Current Advisory Agreements and the Proposed Management Agreements for the DLB Fixed Income Fund, DLB Value Fund and the DLB Small Company Opportunities Fund.

DLB FIXED INCOME FUND

                               EXPENSE INFORMATION

--------------------------------------------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES                                       PRO FORMA FEES UNDER PROPOSED
          (EXPENSES THAT ARE DEDUCTED                                            MANAGEMENT AGREEMENT FOR
                FROM FUND ASSETS)                    CURRENT FEES                   CLASS S SHARES (1)

--------------------------------------------------------------------------------------------------------------
Management Fees                                          0.40%                            0.48%

Distribution and Service (12b-1) Fees                   None (2)                           None

Other Expenses                                           0.71%                            0.11%

--------------------------------------------------------------------------------------------------------------

Total Annual Fund Operating Expenses                     1.11%                            0.59%

Fee Waiver                                              (0.56%)(3)                         None


Net Expenses                                             0.55%                            0.59%(4)
--------------------------------------------------------------------------------------------------------------

(1) As part of the Reorganization, each Fund has created five new share classes. Following the Reorganization, the currently outstanding shares of the DLB Fixed Income Fund will be re-designated Class S shares.

(2) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets.

(3) Babson has contractually agreed with the Fund to bear certain expenses to the extent that the Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentage noted in the Net Expenses column of the table.

(4) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through March 1, 2006, to the extent that Net Expenses would otherwise exceed the percentage noted in the Net Expenses column of the table. The agreement cannot be terminated unilaterally by MassMutual.

EXAMPLE

This Example is intended to help you compare the cost of investing in the DLB Fixed Income Fund before and after proposed changes and with the cost of investing in other mutual funds. The table shows Fund expenses under the Current Advisory Agreement and under the Proposed Management Agreement. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Since the DLB Fixed Income Fund does not currently impose any redemption fees or fees upon redemption and Class S shares of the Fund will not impose such fees, the figures shown would be the same whether or not you redeemed you shares at the end of each period. The assumptions upon which the Example are based are likely to vary from any investor's personal circumstances; your actual costs may be higher or lower than those shown.

                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
CURRENT FEES           $56         $297         $557         $1,301
PRO FORMA FEES
 FOR CLASS S SHARES    $60         $189         $329         $  737

DLB VALUE FUND

Although the advisory fees for the DLB Value Fund under its Proposed Management Agreement are expected to be less than the advisory fees payable under its Current Advisory Agreement and the Fund's total operating expenses will not increase, the following table is provided because it is expected that the Fund's Other Expenses will increase in connection with the approval of the Proposed Management Agreement and the Reorganization generally.

                               EXPENSE INFORMATION

--------------------------------------------------------------------------------------------------------------
         ANNUAL FUND OPERATING EXPENSES                                       PRO FORMA FEES UNDER PROPOSED
          (EXPENSES THAT ARE DEDUCTED                                            MANAGEMENT AGREEMENT FOR
                FROM FUND ASSETS)                    CURRENT FEES                   CLASS L SHARES (1)

--------------------------------------------------------------------------------------------------------------

Management Fees                                          0.55%                            0.50%
Distribution and Service (12b-1) Fees                    None (2)                         None
Other Expenses                                           0.27%                            0.31%

Total Annual Fund Operating Expenses                     0.82%                            0.81%
Fee Waiver                                              (0.02%)(3)                       (0.01%)(4)

Net Expenses                                             0.80%                            0.80% (4)
--------------------------------------------------------------------------------------------------------------

(1) As part of the Reorganization, each Fund has created five new share classes. Following the Reorganization, the currently outstanding shares of the DLB Value Fund will be re-designated Class L shares.

(2) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 under the 1940 Act that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets.

(3) Babson has contractually agreed with the Fund to bear certain expenses to the extent that the Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentage noted in the Net Expenses column of the table.

(4) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through March 1, 2006, to the extent that Net Expenses would otherwise exceed the percentage noted in the Net Expenses column of the table. The agreement cannot be terminated unilaterally by MassMutual.

EXAMPLE

This Example is intended to help you compare the cost of investing in the DLB Value Fund before and after proposed changes and with the cost of investing in other mutual funds. The table shows Fund expenses under the Current Advisory Agreement and under the Proposed Management Agreement. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Since the DLB Value Fund does not currently impose any redemption fees or fees upon redemption and Class L shares of the Fund will not impose such fees, the figures shown would be the same whether or not you redeemed you shares at the end of each period. The assumptions upon which the Example are based are likely to vary from any investor's personal circumstances; your actual costs may be higher or lower than those shown.

                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
CURRENT FEES           $82          $260         $453        $1,012
PRO FORMA FEES
  FOR CLASS L SHARES   $82          $255         $444          $989

DLB SMALL COMPANY OPPORTUNITIES FUND

Although the advisory fees for the DLB Small Company Opportunities Fund under its Proposed Management Agreement are expected to be less than the advisory fees payable under its Current Advisory Agreement and the Fund's total operating expenses will not increase, the following table is provided because the Fund's Distribution and Service Fees and Other Expenses will increase in connection with the approval of the Proposed Management Agreement and the Reorganization generally.



                               EXPENSE INFORMATION

------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FESS (FEES PAID DIRECTLY FROM               CURRENT FEES             PRO FORMA FEES UNDER PROPOSED
YOUR INVESTMENT)                                                            MANAGEMENT AGREEMENT FOR CLASS A SHARES*
------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                     None                            5.75%***
(as a % of offering price)
------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) as a                    None                            None***
% of the original offering price or redemption
proceeds.**
------------------------------------------------------------------------------------------------------------------

* Following the Reorganization, the currently outstanding shares of the DLB Small Company Opportunities Fund will be re-designated Class A shares.
** A contingent deferred sales charge may apply to shares redeemed within 18 months of purchase from initial investments of $1 million or more.
*** The Class A sales charges will be waived for Class A shares of the DLB Small Company Opportunities Fund sold to shareholders of the DLB Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004. The Class A contingent deferred sales charges will be waived for redemptions of Class A shares of the DLB Small Company Opportunities Fund by shareholders of the DLB Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004.

------------------------------------------------------------------------------------------------------------------------------
          ANNUAL FUND OPERATING
                EXPENSES                                CURRENT FEES                PRO FORMA FEES UNDER PROPOSED
      (EXPENSES THAT ARE DEDUCTED                                                      MANAGEMENT AGREEMENT FOR
            FROM FUND ASSETS)                                                              CLASS A SHARES (1)

------------------------------------------------------------------------------------------------------------------------------
Management Fees                                            1.00%                                  0.58%
Distribution and Service (12b-1) Fees (2)                  None                                   0.25%
Other Expenses                                             0.14%                                  0.32%

Total Annual Fund Operating Expenses                       1.14%                                  1.15%
Fee Waiver                                                 None                                  (0.01%)(3)
Net Expenses                                               1.14%                                  1.14% (3)
------------------------------------------------------------------------------------------------------------------------------

(1) Following the Reorganization, the currently outstanding shares of the DLB Small Company Opportunities Fund will be re-designated Class A shares.

(2) The Fund has adopted (but not implemented) a distribution and service plan pursuant to Rule 12b-1 ("12b-1 Plan") that permits payments by the Fund at an annual rate of up to 0.50% of the Fund's average daily net assets. Upon consummation of the Reorganization, the Fund will amend the 12b-1 Plan. Under the terms of the amended 12b-1 Plan, the Fund is permitted to pay distribution and service fees at the annual rate of 0.25%, in the aggregate, of its average daily net assets attributable to Class A shares. Distribution fees may be paid to brokers or other financial intermediaries for providing services in connection with the distribution and marketing of Class A shares and for related expenses. Services fees may be paid to brokers or other financial intermediaries for providing personal services to Class A shareholders and/or maintaining Class A shareholder accounts and for related expenses. Compensation under the 12b-1 Plan for service fees will be paid to MassMutual, through MML Distributors, LLC (the "Distributor"), and compensation under the 12b-1 Plan for distribution fees will be paid to the Distributor. MassMutual and the Distributor will be entitled to retain a portion of the fees generated by an account, or may reallow the full amount to the brokers or other intermediaries. MassMutual may pay any Class A 12b-1 service fees to brokers or other financial intermediaries in advance for the first year after the shares are sold. After the shares have been held for a year, MassMutual will pay the service fees on a quarterly basis. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the costs of your investment in the Class A shares and may cost you more than other types of sales charges.

(3) MassMutual has contractually agreed to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through March 1, 2006, to the extent that Net Expenses would otherwise exceed the percentage noted in the Net Expenses column of the table. The agreement cannot be terminated unilaterally by MassMutual.

EXAMPLE

This Example is intended to help you compare the cost of investing in the DLB Small Company Opportunities Fund before and after proposed changes and with the cost of investing in other mutual funds. The table shows Fund expenses under the Current Advisory Agreement and under the Proposed Management Agreement. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. For Class A shares, this example includes the initial sales charge. Please note that the Class A sales charges will be waived for Class A shares of the DLB Small Company Opportunities Fund sold to shareholders of the DLB Small Company Opportunities Fund who held shares of that Fund prior to October 31, 2004. If the sales charge was not included, the fees in the example would remain the same. It also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Since the DLB Small Company Opportunities Fund does not currently impose any redemption fees or fees upon redemption and Class A shares of the Fund will not impose such fees (for investments of less than $1 million), the figures shown would be the same whether or not you redeemed you shares at the end of each period. The assumptions upon which the Example are based are likely to vary from any investor's personal circumstances; your actual costs may be higher or lower than those shown.

                      1 YEAR      3 YEARS      5 YEARS      10 YEARS
CURRENT FEES           $116         $362        $ 628        $1,386
PRO FORMA FEES
 FOR CLASS A SHARES    $685         $917        $1167        $1,880

EXPENSE LIMITATIONS

Babson has contractually agreed with certain of the Funds to bear certain expenses to the extent that a Fund's Total Annual Fund Operating Expenses--other than brokerage commissions, hedging transaction fees and other investment related costs, extraordinary, non-recurring and certain other unusual expenses, such as litigation and other extraordinary legal expenses, securities lending fees and expenses, and transfer taxes--would otherwise exceed the percentage of the Fund's average daily net assets noted in the table below. These expense limitation agreements will terminate upon consummation of the Reorganization. MassMutual has contractually agreed, upon consummation of the Reorganization, to bear expenses (other than extraordinary litigation and legal expenses, or other non-recurring or unusual expenses) through March 1, 2006, to the extent a Fund's Net Expenses would exceed the percentage noted in the Pro Forma MassMutual Expense Limit column of the table below.

--------------------------------------------------------------------------------
                                  CURRENT BABSON         PRO FORMA MASSMUTUAL
FUND                              EXPENSE LIMIT              EXPENSE LIMIT
--------------------------------------------------------------------------------
DLB Fixed Income Fund                 0.55%             0.59% for Class S shares
DLB High Yield Fund                   0.75%             0.75% for Class Y shares
DLB Value Fund                        0.80%             0.80% for Class L shares
DLB Enhanced Index Core
 Equity Fund                          0.70%             0.69% for Class Y shares
DLB Enhanced Index
 Growth Fund                          0.70%             0.69% for Class Y shares
DLB Enhanced Index
 Value Fund                           0.70%             0.69% for Class Y shares
DLB Small Company
 Opportunities Fund                   1.30%             1.14% for Class A shares
DLB Small Capitalization
 Value Fund                           0.85%             0.85% for Class S shares
DLB Core Growth Fund                  0.80%             0.75% for Class S shares
--------------------------------------------------------------------------------

DATES OF APPROVAL OF CURRENT ADVISORY AGREEMENTS

The following table shows the dates that the Current Advisory Agreements for the Funds were executed and last submitted to shareholders for approval.

----------------------------------------------------------------------------------------------------------------
                                                                      DATE
FUND                                       DATE OF                SUBMITTED TO              REASON FOR
                                          EXECUTION               SHAREHOLDERS              SUBMISSION
----------------------------------------------------------------------------------------------------------------
DLB Fixed Income Fund                   July 19, 1995            July 25, 1995            Initial Approval
DLB High Yield Fund                     June 28, 2000            June 28, 2000            Initial Approval
DLB Value Fund                          July 19, 1995            July 25, 1995            Initial Approval
DLB Core Growth Fund                    January 20, 1998         January 20, 1998         Initial Approval
DLB Enhanced Index Core Equity Fund     December 18, 2000        December 18, 2000        Approval of Amendment
DLB Enhanced Index Growth Fund          December 18, 2000        December 18, 2000        Initial Approval
DLB Enhanced Index Value Fund           December 18, 2000        December 18, 2000        Initial Approval
DLB Small Company Opportunities Fund    July 14, 1998            July 10, 1998            Initial Approval
DLB Small Capitalization Value Fund     December 18, 2000        December 18, 2000        Initial Approval
----------------------------------------------------------------------------------------------------------------

TRUSTEES' CONSIDERATIONS

         In approving the Proposed Management Agreements, the Trustees first took note of the fact that MassMutual would delegate all responsibility for furnishing a continuous investment program for the Funds, and making investment decisions with respect to a Fund's assets, to Babson. The Trustees then examined MassMutual's ability to provide investment oversight, administrative and shareholder services to the Funds. As part of this examination, the Trustees considered that MassMutual has represented to them that the scope and quality of administrative and shareholder services to be provided to the Funds under the Proposed Management Agreements will be at least equivalent to the scope and quality of administrative and shareholder services provided by Babson under the Current Advisory Agreements. The Trustees also considered the experience and qualifications of the personnel of MassMutual that would be performing, or overseeing the performance of, the services to be provided to the Funds and the needs of the Funds for administrative and shareholder services. Based on the above, the Trustees concluded that the human resources to be devoted by MassMutual were appropriate to fulfill effectively its duties under the Proposed Management Agreements.

         The Trustees considered a number of factors they believed to be relevant to the interests of shareholders of the Funds. Such factors included
(i) the ability of MassMutual to monitor the operations and performance of each Fund's sub-adviser, (ii) the financial condition, stability and business strategy of MassMutual, (iii) the ability of MassMutual with respect to regulatory compliance and the ability to monitor compliance with the investment policies of the Funds, (iv) possible economies of scale, and (v) any conditions affecting MassMutual's future provision of high quality services to the Funds. The Trustees concluded that the anticipated scope and quality of the services to be provided by MassMutual were sufficient, in light of market conditions, the resources to be dedicated by MassMutual and its integrity, personnel, and financial resources, to merit approval of the Proposed Management Agreements.

         In reaching that conclusion, the Trustees also reviewed the advisory fees and other expenses of the Funds against such fees for a peer group of funds with similar investment objectives. For these purposes, the Trustees took into account not only the actual dollar amount of fees to be paid by the Funds to MassMutual, but also took into account the estimated profitability of the Funds to MassMutual and the so-called "fallout benefits" to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds. Additionally, the Trustees were informed that MassMutual may receive research services from brokers in connection with portfolio securities transactions for the Funds and that research services furnished by brokers through which the Funds effect securities transactions may be used by MassMutual in advising other accounts that it advises. Conversely, research services furnished to MassMutual in connection with other accounts MassMutual advises may be used by MassMutual in advising the Funds. The Trustees also considered that the net expense ratios to be applicable to the classes of shares that existing shareholders of the Funds other than the DLB Fixed Income Fund will be converted into will be same as the net expense ratios that are currently applicable to such shareholders, and that in the case of the DLB Fixed Income Fund, the net expense ratio to be applicable to the class of shares that existing holders of the DLB Fixed Income Fund will be converted into will be increased from 0.55% to 0.59% (with the increased net expense ratio being less than the expense ratio that would be applicable to such existing holders of the DLB Fixed Income Fund if the applicable fee waiver were to be discontinued). Based on the foregoing, the Trustees concluded that the fees to be paid to MassMutual under the Proposed Management Agreements were fair and reasonable, given the anticipated scope and quality of the services to be rendered by MassMutual.

         Following their review, the Trustees determined that the terms of the Proposed Management Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve the Proposed Management Agreements.

         In their deliberations with respect to these matters, the Independent Trustees were advised by their counsel, who was determined by the Independent Trustees to be "independent legal counsel" within the meaning and intent of the SEC rules regarding the independence of counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

ABOUT MASSMUTUAL

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY ("MASSMUTUAL") is located at 1295 State Street, Springfield, Massachusetts 01111. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2003, MassMutual, together with its subsidiaries, had assets in excess of $96 billion and assets under management in excess of $285 billion.

PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS - listed below are the directors and the principal executive officer of MassMutual. The principal business address of each director and the principal executive officer of MassMutual, as it relates to their duties at MassMutual, is the same as MassMutual's address listed above.

PRINCIPAL EXECUTIVE OFFICER:       POSITION HELD WITH MASSMUTUAL

Robert J. O'Connell                Chairman, President and Chief Executive
                                   Officer

DIRECTORS:

Robert J. O'Connell
Roger G. Ackerman
James R. Birle
Gene Chao
James H. DeGraffenreidt
Patricia Diaz Dennis
James L. Dunlap
William B. Ellis
Robert Essner
Robert M. Furek
Carol A. Leary
William B. Marx
John F. Maypole
Marc Racicot

SIMILAR FUNDS MANAGED BY MASSMUTUAL

MassMutual is the investment adviser for the following funds that have investment objectives and policies similar to those of the Funds.


--------------------------------------------------------------------------------
                                 NET ASSETS AS OF               RATE OF
FUND                            SEPTEMBER 30, 2004            COMPENSATION
MassMutual Core Bond             $1,574,427,690                  0.48%
Fund (similar to DLB
Fixed Income Fund)

MML Enhanced Index               $   16,323,411                  0.55%
Core Equity Fund (similar
to DLB Enhanced Index
Core Equity Fund)

MassMutual Small Cap             $  443,694,494                  0.58%
Equity Fund (similar to
DLB Small Company
Opportunities Fund)

MML Small Cap Equity             $   88,938,446            0.65% on first $100
Fund (similar to DLB                                       million,
Small Company                                              0.60% on next $100
Opportunities Fund)                                        million,
                                                           0.55% on next $300
                                                           million,
                                                           0.50% on assets over
                                                           $500 million
--------------------------------------------------------------------------------

                                   PROPOSAL 3

 TO APPROVE BABSON AS INVESTMENT SUBADVISER TO THE FUNDS BY APPROVING SUBADVISER
 -------------------------------------------------------------------------------
   AGREEMENTS AMONG MASSMUTUAL, BABSON AND THE TRUST, ON BEHALF OF THE FUNDS.
   --------------------------------------------------------------------------

BACKGROUND

At a meeting of the Board of Trustees held on June 24, 2004, the Board, including the Independent Trustees voting separately, unanimously approved a Subadviser Agreement among MassMutual, Babson and the Trust on behalf of each Fund (each a "Proposed Subadviser Agreement"), to be effective on or about October 31, 2004. The Board also recommended that each Proposed Subadviser Agreement be submitted to the shareholders of each Fund for approval.

SUMMARY OF THE PROPOSED SUBADVISER AGREEMENTS

A summary of the Proposed Subadviser Agreements and information about Babson are provided below. A form of the Proposed Subadviser Agreements is attached as Appendix II to this information statement, and the following description of the Proposed Subadviser Agreements is qualified in its entirety by reference to such Appendix.

DUTIES UNDER THE PROPOSED SUBADVISER AGREEMENTS - Under each Proposed Subadviser Agreement, Babson will, subject to the direction and control of the Trust's Board of Trustees or MassMutual, (i) regularly provide investment advice and recommendations to a Fund, with respect to the Fund's investments, investment policies and the purchase, sale or other disposition of securities and other investments; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities or investments shall be purchased or sold by the Fund; (iii) arrange for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting and (v) vote or exercise any consent rights with respect to such securities or investments.

STANDARD OF CARE - Each Proposed Subadviser Agreement provides that Babson will not be liable for any loss sustained by reason of good faith errors or omissions in connection with the performance of its duties. However, nothing in a Proposed Subadviser Agreement will protect Babson from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under the Proposed Subadviser Agreement.

PORTFOLIO TRANSACTIONS - Each Proposed Subadviser Agreement provides that Babson is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with broker-dealers, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's Babson portfolio transactions. Babson shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular transactions will be judged by Babson on the basis of all of the relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Exchange Act; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

DURATION AND TERMINATION - Each Proposed Subadviser Agreement shall continue in effect until two years from its execution date and thereafter shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees who are not parties to the Proposed Subadviser Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval or by the holders of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of the Fund. Each Proposed Subadviser Agreement will terminate automatically in the event of its assignment, the termination of the Fund's advisory agreement or the dissolution of the Fund. Each Proposed Subadviser Agreement may be terminated by MassMutual or the Board of Trustees of the Trust:
(i) by written notice to Babson with immediate effect, if Babson's registration under the Investment Advisers Act of 1940 is suspended, terminated, lapsed or renewed; (ii) by written notice to Babson with immediate effect, if Babson is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to Babson with immediate effect, if MassMutual or the Board of Trustees of the Trust determines for any reason that such termination is appropriate for the protection of the Fund, including without limitation a determination by MassMutual or the Board that Babson has breached an obligation or duty under the Proposed Subadviser Agreement; or (iv) in MassMutual's or the Trustees' sole discretion, without penalty, upon sixty days' written notice to Babson. Each Proposed Subadviser Agreement may also be terminated by Babson upon sixty days' written notice to MassMutual and the Trust. Each Proposed Subadviser Agreement may also be terminated without penalty, at any time, by the vote of the holders of a "majority" of the Fund's outstanding voting securities (as defined in the 1940
Act).

COMPENSATION - The Funds do not pay Babson's compensation under the Proposed Subadviser Agreements; MassMutual pays it. The table below sets forth the compensation that would be payable by MassMutual to Babson for providing subadvisory services to each Fund.

--------------------------------------------------------------------------------
FUND                                     ANNUAL RATE OF AVERAGE DAILY NET ASSETS
----                                     ---------------------------------------
DLB Fixed Income Fund                                    0.10%
DLB High Yield Fund                                      0.20%
DLB Value Fund                             0.25% on the first $600 million of
                                               average daily net assets
                                           0.15% on the average daily net assets
                                                   over $600 million

DLB Core Growth Fund                                     0.25%
DLB Enhanced Index Core Equity Fund                      0.25%
DLB Enhanced Index Growth Fund                           0.25%
DLB Enhanced Index Value Fund                            0.25%
DLB Small Company Opportunities Fund       0.40% on the first $1 billion of
                                               average daily net assets
                                           0.30% on the average daily net assets
                                                   over $1 billion

DLB Small Capitalization Value Fund                      0.40%
--------------------------------------------------------------------------------

TRUSTEES' CONSIDERATIONS

         In approving the Proposed Subadviser Agreements, the Trustees considered that Babson's ability to provide advisory and management services with respect to the Funds would be unchanged from April 29, 2004 (the date the Trustees last considered the renewal of the Current Advisory Agreements). The Trustees also considered that Babson has represented to them that the scope and quality of services to be provided to the Funds under the Proposed Subadviser Agreements will be at least equivalent to the scope and quality of services provided under the Current Advisory Agreements. Based on the foregoing, the Trustees concluded that the investment processes, research capabilities and philosophies of Babson would continue to be well suited to the Funds, given their investment objectives and policies.

         Following their review, the Trustees determined that the terms of the Proposed Subadviser Agreements were fair and reasonable with respect to each Fund and were in the best interests of each Fund's shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve the Proposed Subadviser Agreements.

         In their deliberations with respect to these matters, the Independent Trustees were advised by their counsel, who was determined by the Independent Trustees to be "independent legal counsel" within the meaning and intent of the SEC rules regarding the independence of counsel. The Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

ABOUT BABSON

BABSON CAPITAL MANAGEMENT LLC ("BABSON"), an indirect, wholly-owned subsidiary of MassMutual, with principal offices located at 1500 Main Street, Springfield, Massachusetts 01115 and at One Memorial Drive, Cambridge, Massachusetts 02142, manages the investments of the Funds. Babson has provided investment advice to individual and institutional investors for more than 60 years and had assets under management as of January 31, 2004 of more than $82 billion.

PRINCIPAL EXECUTIVE OFFICER AND MEMBERS OF THE BOARD OF MANAGERS - listed below are the Members of the Board of Managers and the principal executive officer of Babson. The principal business address of each Member of the Board of Managers and the principal executive officer of Babson, as it relates to their duties at Babson, is the same as the address listed for Babson above.

STUART H. REESE, Member of the Board of Managers, President and Chief Executive Officer

KEVIN M. MCCLINTOCK, Member of the Board of Managers, Managing Director

WILLIAM F. GLAVIN, JR., Member of the Board of Managers, Managing Director, Chief Operating Officer and Chief Compliance Officer

ROBERT LIGUORI, Member of the Board of Managers

ROGER W. CRANDALL, Member of the Board of Managers and Managing Director

SIMILAR FUNDS MANAGED BY BABSON

Babson acts as investment subadviser for the following mutual funds that have investment objectives similar to those of the Funds.

---------------------------------------------------------------------------------------------------
FUND                                           ASSETS                RATE OF COMPENSATION
---------------------------------------------------------------------------------------------------
MassMutual Core Bond Fund (similar         $1,574,427,690*                   0.10%
to the DLB Fixed Income Fund)
---------------------------------------------------------------------------------------------------
MML Enhanced Index Core Equity             $   16,323,411*                   0.25%
Fund (similar to the DLB Enhanced
Index Core Equity Fund)
---------------------------------------------------------------------------------------------------
MassMutual Small Cap Equity Fund           $  443,694,494*                   0.25%
(similar to the DLB Small Company
Opportunities Fund)
---------------------------------------------------------------------------------------------------
MML Small Cap Equity Fund                  $   88,938,446*                   0.25%
(similar to the DLB Small Company
Opportunities Fund)
---------------------------------------------------------------------------------------------------
Ameritas Small Company Equity              $   22,395,843**      0.85% of the first $50 million,
Fund of Calvert Variable Series, Inc.                             0.65% of the next $50 million
(similar to the DLB Small Company                                    and 0.55% for amounts in
Opportunities Fund)                                                   excess of $100 million
---------------------------------------------------------------------------------------------------
Large Cap Value Portfolio of               $    3,982,480**      0.45% of the first $40 million
Investors Mark Series Fund, Inc.                                    and 0.40% for amounts in
(similar to the DLB Value Fund)                                      excess of $40 million
---------------------------------------------------------------------------------------------------
Tamarack Value Fund (similar to the        $  376,720,766**                  0.35%
DLB Value Fund)
---------------------------------------------------------------------------------------------------

    * Net Assets as of September 30, 2004.
    ** Assets under management as of August 31, 2004.


                                   PROPOSAL 4

          TO CHANGE CERTAIN OF THE DLB FIXED INCOME FUND'S FUNDAMENTAL
          ------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
                            -----------------------

BACKGROUND

At a meeting of the Board of Trustees held on June 24, 2004, the Board unanimously voted to approve changes to certain of the DLB Fixed Income Fund's fundamental investment restrictions. The Board also recommended that each such change be submitted to the Majority Shareholder of the Fund for approval.

RESTRICTIONS WITH RESPECT TO BORROWING MONEY

Currently, the DLB Fixed Income Fund's fundamental investment restrictions state that the Trust may not, on behalf of the Fund:

         "Borrow money in excess of 10% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased."

As revised, this fundamental investment restriction would state that the Trust may not, on behalf of the DLB Fixed Income Fund:

         "Borrow money in excess of 33% of the value (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks for temporary, extraordinary or emergency purposes, except that the Fund may borrow through reverse repurchase agreements or dollar rolls up to 33% of the value of the Fund's total assets. Such borrowings (other than borrowings relating to reverse repurchase agreements and dollar rolls) will be repaid before any investments are purchased."

RESTRICTIONS WITH RESPECT TO PURCHASING COMMODITIES OR COMMODITY CONTRACTS

Currently, the DLB Fixed Income Fund's fundamental investment restrictions state that the Trust may not, on behalf of the Fund:

"Purchase or sell commodities or commodity contracts, including futures contracts."

As revised, this fundamental investment restriction would state that the Trust may not, on behalf of the DLB Fixed Income Fund:

         "Purchase or sell commodities or commodity contracts, including futures contracts, except that the DLB Fixed Income Fund may purchase and sell futures contracts, options (including options on commodities and commodity contracts) and other financial instruments and may enter into foreign exchange transactions."


                             ADDITIONAL INFORMATION

PRINCIPAL UNDERWRITER AND ADMINISTRATOR

PRINCIPAL UNDERWRITER: Babson Securities Corp. ("BSC"), a wholly-owned subsidiary of Babson, serves as the principal underwriter of the Funds. BSC has its principal office at One Memorial Drive, Cambridge, Massachusetts 02142. If the Reorganization is consummated, MML Distributors, LLC, would serve as principal underwriter of the Funds.

ADMINISTRATOR: Investors Bank and Trust Company ("IBT") serves as Administrator of the Funds. IBT's principal business address is 200 Clarendon Street, Boston MA 02116. If the Reorganization is consummated, MassMutual would serve as administrator of the Funds and IBT would serve as Sub-Administrator.

FUND TRANSACTIONS

During the fiscal year ended October 31, 2003, the Funds did not pay any brokerage commissions to any affiliate of the Funds.

SHAREHOLDER CONSENT

VOTE REQUIRED: To be elected as a Trustee, each nominee must receive the affirmative vote of the holders of a plurality of the outstanding shares of all of the Funds voting together as a single class. As required by the 1940 Act, approval of Proposals 2, 3 and 4 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund entitled to vote on such Proposal. As defined by the 1940 Act, a "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present for or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less. As stated above, the Majority Shareholder has indicated that, as permitted by the Trust's Bylaws, it intends to execute a consent to be effective on the date that is 20 days following the date of this Information Statement, or as soon thereafter as practicable, which would by itself constitute the necessary shareholder approval for all proposals. No action is required to be taken by you as a shareholder of the Trust; this Information Statement is furnished to you for your information only in light of relevant federal securities laws.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

APPENDIX I
----------

                                     FORM OF

                         INVESTMENT MANAGEMENT AGREEMENT

                             for The DLB Fund Group


This INVESTMENT MANAGEMENT AGREEMENT (the "Management Agreement"), is between Massachusetts Mutual Life Insurance Company, a Massachusetts corporation (the "Manager"), and The DLB Fund Group, a Massachusetts business trust (the "Trust"), effective this ______ day of ________ , 2004.

WHEREAS, the Trust is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, DLB ____________ Fund (the "Fund") is a series of the Trust;

WHEREAS, the Manager is an investment adviser registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and

WHEREAS, the Trust desires to appoint the Manager as its investment manager for the Fund and the Manager is willing to act in such capacity upon the terms herein set forth;

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the Trust and the Manager hereby agree as follows:

1. General Provision.

The Trust hereby employs the Manager and the Manager hereby undertakes to act as the investment manager of the Fund, to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Manager shall, in all matters, give to the Fund and the Trust's Board of Trustees the benefit of the Manager's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to enable the Fund to conform to:

            (a) the provisions of the Act, the Advisers Act and any rules or regulations thereunder;

            (b) any other applicable provisions of state or federal law;

            (c) the provisions of the Agreement and Declaration of Trust and By-Laws of the Trust as amended from time to time (collectively referred to as the "Trust Documents");

            (d) policies and determinations of the Board of Trustees of the Trust;

            (e) the fundamental and non-fundamental policies and investment restrictions of the Fund as reflected in the Trust's registration statement or as such policies may, from time to time, be amended by the Board of Trustees, or where necessary, by the Fund's shareholders; and/or

            (f) the Prospectus and Statement of Additional Information of the Fund in effect from time to time.

The appropriate officers and employees of the Manager shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and the Trust with respect to any matter dealing with the business and affairs of the Fund, such as the valuation of portfolio securities of the Fund, including but not limited to securities that are either not registered for public sale or securities not traded on any securities market.

2. Duties of the Manager.

            (a) The Manager shall, subject to the direction and control by the Trust's Board of Trustees (i) regularly provide investment advice and recommendations to the Fund, with respect to the Fund's investments, investment policies and the purchase and sale of securities; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of
      Section 5 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; and (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting.

            (b) Provided that neither the Trust nor the Fund shall be required to pay any compensation other than as provided by the terms of this Management Agreement and subject to the provisions of Section 5 hereof, the Manager may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

            (c) Provided that nothing herein shall be deemed to protect the Manager from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Management Agreement, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Management Agreement relates.

            (d) Nothing in this Management Agreement shall prevent the Manager or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm or corporation and shall not in any way limit or restrict the Manager or any of their respective directors, officers, members, stockholders or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Management Agreement.

            (e) The Manager shall cooperate with the Trust by providing the Trust with any information in the Manager's possession necessary for supervising the activities of all administrative and clerical personnel as shall be required to provide corporate administration for the Fund, including the compilation and maintenance of such records with respect to its operations as may reasonably be required. The Manager shall, at its own expense, provide such officers for the Trust as its Board may request.

3. Duties of the Trust.

The Trust shall provide the Manager with the following information about the
Fund:

            (a) cash flow estimates on request;

            (b) notice of the Fund's "investable funds" by 9:00 a.m. each business day;

            (c) as they are modified, from time to time, current versions of the documents and policies referred to in Subsections (c), (d), (e) and (f) of
Section 1 hereof, above.

4. Compensation of the Manager.

The Trust agrees to pay the Manager and the Manager agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee at the annual rate [VARIES BY FUND] of the average daily net asset value of the Fund, determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading and paid on the last day of each month.

5. Portfolio Transactions and Brokerage.

            (a) The Manager is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker-dealers"), including "affiliated" broker-dealers, as that term is defined in the Act, as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

            (b) The Manager may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker in such to effect said transactions, and may enter into a contract in which the broker acts either as principal or as agent.

            (c) The Manager shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Manager on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

6. Duration.

Unless terminated earlier pursuant to Section 7 hereof, this Management Agreement shall remain in effect until two years from the date first above written. Thereafter it shall continue in effect from year to year, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Management Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

7. Termination.

This Management Agreement shall terminate automatically upon its assignment or in the event upon the termination of the Advisory Management Agreement; it may also be terminated: (i) for cause or with the consent of the parties and the Trust by the Trust or the Manager at any time without penalty upon sixty days' written notice to the other party and the Trust; or (ii) by the Trust at any time without penalty upon sixty days' written notice to the Trust and the Manager provided that such termination by the Trust shall be directed or approved by a vote of a majority of all of the Trustees of the Trust then in office or by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

8. Investment Sub-Advisory Contracts.

            (a) Subject to the provisions of the Agreement and Declaration of Trust and the 1940 Act, the Manager, at its expense, may, in its discretion (subject only to approval by the Trust's Board of Trustees and, if necessary, the Trust's shareholders) select and contract with an investment sub-adviser (the "Sub-Adviser") for the Fund. So long as any Sub-Adviser serves as Sub-Adviser to the Fund, it must be a party to a Sub-Investment Advisory Agreement in substantially the form attached hereto as Schedule A (the "Sub-Adviser Agreement") and will be obligated to:

                        (1) Furnish continuously an investment program as to
            those assets of the Trust and the Fund as allocated by the Manager;

                        (2) In connection therewith, adhere to such guidelines
            as may be established by the Manager from time to time to insure compliance with applicable investment objectives, policies and restrictions of the Trust and the Fund; and

                        (3) Place all orders for the purchase and sale of
            investments of the Fund.

            (b) The Manager will be responsible for payment of all compensation to any Sub-Adviser and other persons and entities to which Manager delegates any duties hereunder.

9. Disclaimer of Shareholder Liability.

The Trust and the Manager understand that the obligations of the Trust under this Management Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Manager represents that it has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

10. Notice.

Any notice under this Management Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to the Manager:                  Massachusetts Mutual Life Insurance Company
                                    1295 State Street
                                    Springfield, MA  01111
                                    Attention:

If to the Trust:                    The DLB Fund Group
                                    One Memorial Drive
                                    Cambridge, MA 02142
                                    Attention:


IN WITNESS WHEREOF, the Trust and the Manager have caused this Management Agreement to be executed on the day and year first above written.


                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY



                                        By:  _____________________________


                                        THE DLB FUND GROUP
                                        on behalf of DLB __________ FUND



                                        By:  _____________________________

APPENDIX II
-----------

                                     FORM OF

                        INVESTMENT SUB-ADVISORY AGREEMENT

                              for the DLB [ ] Fund

This Investment Sub-Advisory Agreement (this "Sub-Advisory Agreement"), is by and between [ ] (the "Sub-Adviser") and Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts ("MassMutual"), for the DLB [ ] Fund (the "Fund"), a series of The DLB Fund Group (the "Trust"), a Massachusetts business trust which is an open-end diversified management investment company registered as such with the Securities and Exchange Commission (the "Commission") pursuant to the Investment Company Act of 1940, as amended (the "Act"), effective as of the [ ] day of [ ], 2004.

WHEREAS, the Trust has appointed MassMutual as the investment adviser for the Fund pursuant to the terms of an Investment Advisory Agreement (the "Advisory Agreement");

WHEREAS, the Advisory Agreement provides that MassMutual may, at its option, subject to approval by the Trustees of the Trust and, to the extent necessary, the shareholders of the Fund, appoint a sub-adviser to assume certain responsibilities and obligations of MassMutual under the Advisory Agreement; and

WHEREAS, MassMutual and the Sub-Adviser are investment advisers registered with the Commission as such under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, MassMutual, the Fund and the Sub-Adviser, the parties hereto, intending to be legally bound, hereby agree as follows:

1. General Provision.

            (a) MassMutual hereby employs the Sub-Adviser and the Sub-Adviser hereby undertakes to act as the investment sub-adviser of the Fund to provide investment advice and to perform for the Fund such other duties and functions as are hereinafter set forth. The Sub-Adviser shall, in all matters, give to the Fund and the Trust's Board of Trustees, directly or through MassMutual, the benefit of the Sub-Adviser's best judgment, effort, advice and recommendations and shall, at all times conform to, and use its best efforts to ensure the Fund conforms to:

                        (i) the provisions of the Act and any rules or
            regulations thereunder;

                        (ii) any other applicable provisions of state or federal
            law applicable to the operation of registered investment companies;

                        (iii) the provisions of the Agreement and Declaration of
            Trust and Bylaws of the Trust, as amended from time to time and provided to the Sub-Adviser by MassMutual (collectively referred to as the "Trust Documents");

                        (iv) policies and determinations of the Board of
            Trustees of the Trust and MassMutual, which have been delivered to the Sub-Adviser;

                        (v) the fundamental and non-fundamental policies and
            investment restrictions of the Fund as reflected in the Trust's registration statement under the Act or as such policies may, from time to time, be amended by the Fund's Board of Trustees or shareholders; and

                        (vi) the Prospectus and Statement of Additional
            Information of the Fund in effect from time to time (collectively referred to as the "Disclosure Documents").

            (b) The appropriate officers and employees of the Sub-Adviser shall be available upon reasonable notice for consultation with any of the Trustees and officers of the Trust and MassMutual with respect to the services provided by the Sub-Adviser hereunder. MassMutual acknowledges that the Sub-Adviser is not the Fund's pricing agent. The Sub-Adviser will provide reasonable assistance to the Fund's pricing agent in valuing securities held by the Fund for which market quotations are not readily available (i.e., internally priced securities).

            (c) MassMutual acknowledges that the Sub-Adviser is not the compliance agent for the Fund or for MassMutual, and does not have access to all of the Fund's books and records necessary to perform certain compliance testing. To the extent that the Sub-Adviser has agreed to perform the services specified in this Section and in Section 2 hereof in accordance with applicable law (including sub-chapters M and L of the Internal Revenue Code of 1986, as amended (the "Code"), the Act and the Advisers Act ("Applicable Law")) and in accordance with the Trust Documents, policies and determinations of the Board of Trustees of the Trust and MassMutual and the Fund's Disclosure Documents (collectively, the "Charter Requirements"), the Sub-Adviser shall perform such services based upon its books and records with respect to the Fund, which comprise a portion of the Fund's books and records, and upon written instructions received from the Fund, MassMutual or the Fund's administrator, and shall not be held responsible under this Sub-Advisory Agreement so long as it performs such services in accordance with this Sub-Advisory Agreement, the Charter Requirements and Applicable Law based upon such books and records and such instructions provided by the Fund, MassMutual or the Fund's administrator. The Sub-Adviser shall be afforded a reasonable amount of time to implement any such instructions (for example, if instructed not to trade on behalf of securities of certain specified MassMutual or Fund affiliates, the Sub-Adviser shall be afforded five business days after receipt of such instruction to implement this trading restriction).

2. Duties of the Sub-Adviser.

            (a) The Sub-Adviser shall, subject to the direction and control by the Trust's Board of Trustees or MassMutual, to the extent MassMutual's direction is not inconsistent with the Disclosure Documents, (i) regularly provide investment advice and recommendations to the Fund, directly or through MassMutual, with respect to the Fund's investments, investment policies and the purchase, sale or other disposition of securities and other investments; (ii) supervise and monitor continuously the investment program of the Fund and the composition of its portfolio and determine what securities or other investments shall be purchased or sold by the Fund; (iii) arrange, subject to the provisions of Section 7 hereof, for the purchase of securities and other investments for the Fund and the sale of securities and other investments held in the portfolio of the Fund; (iv) provide reports on the foregoing to the Board of Trustees at each Board meeting; and (v) vote or exercise any consent rights with respect to such securities or investments.

            (b) The Sub-Adviser shall provide to MassMutual such reports for the Fund, and in monthly, quarterly or annual time frames, as MassMutual shall reasonably request or as required by applicable law or regulation, including, but not limited to, those listed in Appendix A.


            (c) Provided that none of MassMutual, the Fund or the Trust shall be required to pay any compensation other than as provided by the terms of this Sub-Advisory Agreement and subject to the provisions of Section 7 hereof, the Sub-Adviser may obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

            (d) Provided that nothing herein shall be deemed to protect the Sub-Adviser from acts or omissions in breach of this Sub-Advisory Agreement or from willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard to its obligations and duties under this Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which this Sub-Advisory Agreement relates.

            (e) The Sub-Adviser shall make all material disclosures to MassMutual and the Fund regarding itself and its partners, officers, directors, shareholders, employees, affiliates or any person who controls any of the foregoing, including, but not limited to, information regarding any change in control of the Sub-Adviser or any change in its key personnel that could materially affect the services provided by the Sub-Adviser hereunder, information regarding any material adverse change in the condition (financial or otherwise) of the Sub-Adviser or any person who controls the Sub-Adviser, information regarding the investment performance and general investment methods of the Sub-Adviser, its principals and affiliates, information that MassMutual reasonably deems material to the Fund or necessary to enable MassMutual to monitor the performance of the Sub-Adviser and information that is required, in the reasonable judgment of MassMutual, to be disclosed in any filings required by any governmental agency or by any applicable law, regulation, rule or order.

            (f) The Sub-Adviser shall provide MassMutual, upon reasonable prior written request by MassMutual to the Sub-Adviser, with access to inspect at the Sub-Adviser's office the books and records of the Sub-Adviser relating to the Fund and the Sub-Adviser's performance hereunder and such other books and records of the Sub-Adviser as are necessary to confirm that the Sub-Adviser has complied with its obligations and duties under this Sub-Advisory Agreement. The Sub-Adviser agrees that all records which it maintains for the Fund are property of the Fund and the Sub-Adviser will promptly surrender to the Fund any of such records or copies thereof upon the Fund's request.

            (g) The Sub-Adviser makes no representations or warranty, express or implied (except as subject to Section 3(b) herein), that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard, including any other clients of the Sub-Adviser or index.

            (h) The Sub-Adviser agrees to reimburse MassMutual for any costs associated with the production, printing and filing with the Commission (not including mailing costs) of supplements to the Disclosure Documents due to changes caused by the Sub-Adviser, except for any such costs which may properly be charged to the Fund.

3. Other Activities.

            (a) Nothing in this Sub-Advisory Agreement shall prevent MassMutual or the Sub-Adviser or any officer thereof from acting as investment adviser or sub-adviser for any other person, firm, corporation or other entity and shall not in any way limit or restrict MassMutual or the Sub-Adviser or any of their respective directors, officers, members, stockholders, partners or employees from buying, selling, or trading any securities for its own account or for the account of others for whom it or they may be acting, provided that such activities are in compliance with U.S. federal and state securities laws, regulations and rules and will not adversely affect or otherwise impair the performance by any party of its duties and obligations under this Sub-Advisory Agreement.

            (b) The Sub-Adviser agrees that it will not knowingly or deliberately favor any other account managed or controlled by it or any of its principals or affiliates over the Fund. The Sub-Adviser, upon reasonable request and receipt of adequate assurances of confidentiality, shall provide MassMutual with an explanation of the differences, if any, in performance between the Fund and any other account with investment objectives and policies similar to the Fund for which the Sub-Adviser, or any one of its principals or affiliates, acts as investment adviser. To the extent that a particular investment is suitable for both the Fund and the Sub-Adviser's other clients, such investment will be allocated among the Fund and such other clients in a manner that is fair and equitable in the circumstances.

4. Obligations of MassMutual and the Fund.

            (a) MassMutual will provide, or has provided, to the Sub-Adviser, such information or documents as the Sub-Adviser shall reasonably request or as required by applicable law or regulation. Throughout the term of this Sub-Advisory Agreement, MassMutual shall continue to provide such information and documents to the Sub-Adviser, including any amendments, updates or supplements to such information or documents before or at the time the amendments, updates or supplements become effective. MassMutual shall timely furnish the Sub-Adviser with such additional information as may be reasonably necessary for or requested by the Sub-Adviser to perform its responsibilities pursuant to this Sub-Advisory Agreement.

            (b) MassMutual shall provide such assistance to the Sub-Adviser in setting up and maintaining brokerage accounts and other accounts as the Sub-Adviser shall reasonably request to allow for the purchase or sale of various forms of securities pursuant to this Sub-Advisory Agreement.

5. Custodian and Fund Accountant. The Fund assets shall be maintained in the custody of Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, or such other custodian identified to the Sub-Adviser. Any assets added to the Fund shall be delivered directly to such custodian. The Sub-Adviser shall have no liability for the acts or omissions of any custodian of the Fund's assets. The Sub-Adviser shall have no responsibility for the segregation requirement of the Act or other applicable law. In addition, at the date of this Sub-Advisory Agreement, MassMutual has contracted with Investors Bank & Trust Company to provide fund accounting services on behalf of the Fund. The Sub-Adviser shall have no liability for the acts or omissions of Investors Bank & Trust Company or such other fund accountant in connection with fund accounting services provided on behalf of the Fund.

6. Compensation of the Sub-Adviser.

            (a) [MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at the following rate: an annual rate of [ ]% on the first $[ ] million of Aggregate Assets; [ ]% on the next $[ ] million of Aggregate Assets; and [ ]% on Aggregate Assets in excess of $[ ] million. For the purposes of this Sub-Advisory Agreement, "Aggregate Assets" shall mean the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of all other funds or accounts of MassMutual or its affiliates, including other funds registered under the Act, for which the Sub-Adviser provides investment advisory services, and which have substantially the same investment objectives, policies and investment strategies, determined at the close of the Exchange on each day that the Exchange is open for trading. MassMutual shall pay the Sub-Adviser such fee not later than the tenth (10th) business day immediately following the end of each calendar quarter. Aggregate Assets for which the Sub-Adviser provides investment advisory services shall mean all assets except for cash or cash equivalents.]

                        [MassMutual agrees to pay the Sub-Adviser and the Sub-Adviser agrees to accept as full compensation for the performance of all functions and duties on its part to be performed pursuant to the provisions hereof, a fee paid quarterly, in arrears, at the annual rate of [ ]% on the average daily net assets of the Fund under management by the Sub-Adviser determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading. MassMutual shall pay the Sub-Advisor such fee not later than the tenth (10th) business day immediately following the end of each calendar quarter. Average daily net assets for which the Sub-Adviser provides investment advisory services shall mean all assets except for cash or cash equivalents.]

            (b) Expenses. MassMutual, the Trust and the Fund shall assume and pay their respective organizational, operational and business expenses not specifically assumed or agreed to be paid by the Sub-Adviser pursuant to this Sub-Advisory Agreement. The Sub-Adviser shall pay its own organizational, operational and business expenses but shall not be obligated to pay any expenses of MassMutual, the Trust or the Fund, including, without limitation: (a) interest and taxes; (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments of the Fund; and (c) custodian fees and expenses. Any reimbursement of management or other fees required by an expense limitation provision and any liability arising out of a violation by MassMutual of Section 36(b) of the Act shall be the sole responsibility of MassMutual, provided that nothing herein shall relieve Sub-Adviser from its own liability under Section 36(b) of the Act with respect to its duties under this Sub-Advisory Agreement.

7. Portfolio Transactions and Brokerage.

            (a) The Sub-Adviser is authorized, in arranging the purchase and sale of the Fund's publicly-traded portfolio securities, to employ or deal with such members of securities exchanges, brokers or dealers (hereinafter "broker-dealers"), as may, in its best judgment, implement the policy of the Fund to obtain, at reasonable expense, the best execution (prompt and reliable execution at the most favorable security price obtainable) of the Fund's portfolio transactions.

            (b) The Sub-Adviser may effect the purchase and sale of securities (which are otherwise publicly traded) in private transactions on such terms and conditions as are customary in such transactions, may use a broker to effect such transactions, and may enter into a contract in which the broker acts either as principal or as agent.

            (c) The Sub-Adviser shall select broker-dealers to effect the Fund's portfolio transactions on the basis of its estimate of their ability to obtain best execution of particular and related portfolio transactions. The abilities of a broker-dealer to obtain best execution of particular portfolio transaction(s) will be judged by the Sub-Adviser on the basis of all relevant factors and considerations including, insofar as feasible, the execution capabilities required by the transaction or transactions; the ability and willingness of the broker-dealer to facilitate the Fund's portfolio transactions by participating therein for its own account; the importance to the Fund of speed, efficiency or confidentiality; the broker-dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; other matters involved in the receipt of brokerage and research services in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended; as well as any other matters relevant to the selection of a broker-dealer for particular and related transactions of the Fund; and such other considerations as the Board of Trustees of the Trust or MassMutual determine and provide to the Sub-Adviser from time to time. Subject to these requirements and the provisions of the Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Sub-Adviser may select brokers or dealers with which it or the Trust are affiliated.

8. Representations And Warranties of The Sub-Adviser.

The Sub-Adviser hereby represents and warrants to the Fund and MassMutual that:

            (a) The Sub-Adviser has obtained all required governmental and regulatory licenses, registrations and approvals required by law as may be necessary to perform its obligations under this Sub-Advisory Agreement and to act as contemplated by the Trust Documents and the Disclosure Documents, including without limitation registration as an investment adviser under the Advisers Act, and will maintain and renew any required licenses, registrations, approvals and memberships during the term of this Sub-Advisory Agreement.

            (b) There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which the Sub-Adviser or any of its principals or affiliates is a party, or to which any of the assets of the Sub-Adviser is subject, which reasonably might be expected to (i) result in any material adverse change in the Sub-Adviser's condition (financial or otherwise), business or prospects, (ii) affect adversely in any material respect any of the Sub-Adviser's assets, (iii) materially impair the Sub-Adviser's ability to discharge its obligations under this Sub-Advisory Agreement, or (iv) result in a matter which would require an amendment to the Sub-Adviser's Form ADV, Part II; and the Sub-Adviser has not received any notice of an investigation by the Commission or any state regarding U.S. federal or state securities laws, regulations or rules.

            (c) All references in the Disclosure Documents concerning the Sub-Adviser and its affiliates and the controlling persons, affiliates, stockholders, directors, officers and employees of any of the foregoing provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use in the Disclosure Documents, as well as all performance information provided to MassMutual by the Sub-Adviser or approved by the Sub-Adviser for use by MassMutual, are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

            (d) Subject to adequate assurances of confidentiality, the Sub-Adviser has supplied to, or made available for review by, MassMutual (and if requested by MassMutual to its designated auditor) all documents, statements, agreements and workpapers reasonably requested by it relating to accounts covered by the Sub-Adviser's performance results and which are in the Sub-Adviser's possession or to which it has access.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

9. Representations and Warranties of MassMutual.

            (a) MassMutual represents and warrants to the Sub-Adviser the following:

                    (i) MassMutual has all requisite corporate power and authority under the laws of the Commonwealth of Massachusetts and federal securities laws and under the Advisory Agreement with the Fund to execute, deliver and perform this Sub-Advisory Agreement.

                    (ii) MassMutual is a registered investment adviser under the
                         Advisers Act and is in material compliance with all other required registrations under applicable federal and state law.

                    (iii) MassMutual has complied, in all material respects,
                         with all registrations required by, and will comply, in all material respects, with all applicable rules and regulations of the Commission.

                    (iv) MassMutual has received a copy of Part II of
                         Sub-Adviser's Form ADV.

                    (v) There is no pending, or to the best of its knowledge, threatened or contemplated action, suit or proceeding before or by any court, governmental, administrative or self-regulatory body or arbitration panel to which MassMutual is subject, which might reasonably be expected to (i) result in any material adverse change in MassMutual's condition (financial or otherwise) or
                         (ii) materially impair MassMutual's ability to discharge its obligations under this Sub-Advisory Agreement.

The foregoing representations and warranties shall be continuing during the term of this Sub-Advisory Agreement.

10. Covenants of the Sub-Adviser.

            (a) If at any time during the term of this Sub-Advisory Agreement, the Sub-Adviser discovers any fact or omission, or any event or change of circumstances occurs, which would make the Sub-Adviser's representations and warranties in Section 8 inaccurate or incomplete in any material respect, or which might render the Disclosure Documents untrue or misleading in any material respect, the Sub-Adviser will provide prompt written notification to the Fund and MassMutual of any such fact, omission, event or change of circumstances, and the facts related thereto.

            (b) The Sub-Adviser agrees that, during the term of this Sub-Advisory Agreement, and for so long as investment in the Fund is being offered for sale, it will provide the Fund and MassMutual with updated information relating to the Sub-Adviser's performance results as reasonably required from time to time by the Fund and MassMutual. The Sub-Adviser shall use its best efforts to provide such information within a reasonable period of time after the end of the month to which such updated information relates and the information is available to it.

11. Confidentiality.

All information and advice furnished by one party to the other party (including their respective agents, employees and representatives) hereunder shall be treated as confidential and shall not be disclosed to third parties, except as may be necessary to comply with applicable laws, rules and regulations, subpoenas or court orders. Without limiting the foregoing, MassMutual acknowledges that the securities holdings of the Fund constitute information of value to the Sub-Adviser, and agrees: (1) not to use for any purpose, other than for MassMutual or the Fund, or their agents, to supervise or monitor the Sub-Adviser, the holdings or other trading-related information of the Fund; and
(2) not to disclose the Fund's holdings, except: (a) as required by applicable law or regulation; (b) as required by state or federal regulatory authorities;
(c) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (d) as otherwise agreed to by the parties hereto in writing. Further, MassMutual agrees that information supplied by the Sub-Adviser, including approved lists, internal procedures, compliance procedures and any board materials, is valuable to the Sub-Adviser, and MassMutual agrees not to disclose any of the information contained in such materials, except: (i) as required by applicable law or regulation; (ii) as required by state or federal regulatory authorities; (iii) to the Board of Trustees of the Trust, counsel to the Board, counsel to the Trust, the administrator or any sub-administrator, the independent accountants and any other agent of the Trust; or (iv) as otherwise agreed to by the parties hereto in writing.

Without limiting the foregoing, the Sub-Adviser agrees that any and all information that it obtains pursuant to this Sub-Advisory Agreement regarding MassMutual or its customers including, but not limited to, approved lists, internal procedures, compliance procedures and any board materials, is valuable to MassMutual and will be used exclusively to fulfill the Sub-Adviser's obligations hereunder, and will not be disclosed to any other party, including any affiliate of the Sub-Adviser or agent of the Fund, except (i) as necessary for the Sub-Adviser to fulfill its obligations pursuant to this Sub-Advisory Agreement, (ii) as required by applicable law or regulation; (iii) as required by state or federal regulatory authorities; or (iv) as otherwise agreed to by the parties hereto in writing. Notwithstanding the foregoing, MassMutual agrees that the Sub-Adviser may identify it or the Fund as a client in promotional materials.

12. Review of Fund Documents.

During the term of this Sub-Advisory Agreement, MassMutual shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or its clients in any way, prior to the use thereof, and MassMutual shall not use any such materials if the Sub-Adviser reasonably objects in writing five (5) days (or such other time as may be mutually agreed, which would include longer time periods for review of the Fund's prospectus and other parts of its registration statement) after receipt thereof. MassMutual shall ensure that materials prepared by employees or agents of MassMutual or its affiliates that refer to the Sub-Adviser or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the preceding sentence.

13. Use of Sub-Adviser's Name

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser and any derivative or logo or trademark or service mark or trade name are the valuable property of the Sub-

Adviser and its affiliates. MassMutual and the Fund shall have the right to use such name(s), derivatives, logos, trademarks or service marks or trade names only with the prior written approval of the Sub-Adviser, which approval shall not be unreasonably withheld or delayed so long as this Sub-Advisory Agreement is in effect. It is understood that certain materials used in the ordinary course of business, such as prospectuses, financial reports, fund fact sheets and materials provided to the Trustees, do not require such prior approval.

Upon termination of this Sub-Advisory Agreement, MassMutual and the Fund shall forthwith cease to use such name(s), derivatives, logos, trademarks or service marks or trade names. MassMutual and the Fund agree that they will review with the Sub-Adviser any advertisement, sales literature, or notice prior to its use that makes reference to the Sub-Adviser or its affiliates or any such name(s), derivatives, logos, trademarks, service marks or trade names to that the Sub-Adviser may review the context in which it is referred to, it being agreed that the Sub-Adviser shall have no responsibility to ensure the adequacy of the form or content of such materials for purposes of the Act or other applicable laws and regulations. If MassMutual or the Fund makes any unauthorized use of the Sub-Adviser's names, derivatives, logos, trademarks or service marks or trade names, the parties acknowledge that the Sub-Adviser shall suffer irreparable harm for which monetary damages are inadequate and thus, the Sub-Adviser shall be entitled to injunctive relief.

14. Duration.

Unless terminated earlier pursuant to Section 15 hereof, this Sub-Advisory Agreement shall remain in effect for a period of two years from the date hereof. Thereafter it shall continue in effect from year to year, unless terminated pursuant to Section 15 hereof, so long as such continuance shall be approved at least annually by the Trust's Board of Trustees, including the vote of the majority of the Trustees of the Trust who are not parties to this Sub-Advisory Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund.

15. Termination.

            (a) This Sub-Advisory Agreement shall terminate automatically upon its unauthorized assignment (within the meaning of the Act), the termination of the Advisory Agreement or the dissolution of the Fund.

            (b) The Sub-Advisory Agreement may be terminated by MassMutual or the Board of Trustees of the Trust: (i) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser's registration under the Adviser's Act is suspended, terminated, lapsed or not renewed; (ii) by written notice to the Sub-Adviser with immediate effect, if the Sub-Adviser is bankrupt or insolvent, seeks an arrangement with creditors, is dissolved or terminated or ceases to exist; (iii) by written notice to the Sub-Adviser with immediate effect, if MassMutual or the Board of Trustees of the Trust determines for any reason, that such termination is appropriate for the protection of the Fund, including without limitation a determination by MassMutual or the Board of Trustees of the Trust that the Sub-Adviser has breached an obligation or duty under this Sub-Advisory Agreement; or (iv) in their sole discretion, without penalty, upon sixty days prior written notice to Sub-Adviser. This Sub-Advisory Agreement also may be terminated at any time, without penalty, by the vote of the holders of a "majority" of the outstanding voting securities of the Fund (as defined in the Act).

            (c) The Sub-Advisory Agreement may be terminated by the Sub-Adviser, without penalty at any time, upon sixty days' prior written notice, to MassMutual and the Trust.

16. Indemnification.

            (a) In any action in which MassMutual or the Fund or any of its or their controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, the Sub-Adviser agrees to indemnify and hold harmless the foregoing persons against any loss, claim, damage, charge, liability or expense (including, without limitation, reasonable attorneys' and accountants' fees) to which such persons may become subject, insofar as such loss, claim, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement or to the advisory services for the account of the Fund provided by the Sub-Adviser, provided that the loss, claim, damage, liability, cost or expense related to, was not based upon, or did not arise out of an act or omission of MassMutual or the Fund or any of its or their officers, directors, employees, affiliates or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

            (b) In any action in which the Sub-Adviser or any of its controlling persons, or any shareholders, partners, directors, officers and/or employees of any of the foregoing, are parties, MassMutual agrees to indemnify and hold harmless the foregoing persons against any loss, claim, settlement, damage, charge, liability or expense (including, without limitation, reasonable attorneys' and accountants' fees) to which such persons may become subject, insofar as such loss, claim, settlement, damage, charge, liability or expense arises out of or is based upon any demands, claims, liabilities, expenses, lawsuits, actions or proceedings relating to this Sub-Advisory Agreement, the advisory services for the account of the Fund provided by the Sub-Adviser, the operation of the Fund, the contents of the Disclosure Documents, or the wrongful conduct of persons with respect to the sale of interests in the Fund, provided that the loss, claim, damage, liability, cost or expense did not relate to, or was not based upon, or did not arise out of an act or omission of the Sub-Adviser, its shareholders, or any of its partners, officers, directors, employees, agents or controlling persons constituting reckless disregard, willful misfeasance, bad faith, gross negligence, fraud or willful misconduct.

            (c) Promptly after receipt by an indemnified party under this
Section 16 of notice of any claim or dispute or commencement of any action or litigation, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 16, notify the indemnifying party of the commencement thereof; but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 16 except to the extent, if any, that such failure or delay prejudiced the other party in defending against the claim. In case any such claim, dispute, action or litigation is brought or asserted against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel specially approved in writing by such indemnified party, such approval not to be unreasonably withheld, following notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof; in which event, the indemnifying party will not be liable to such indemnified party under this Section 16 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, but shall continue to be liable to the indemnified party in all other respects as heretofore set forth in this Section 16. Notwithstanding any other provisions of this Section 16, if, in any claim, dispute, action or litigation as to which indemnity is or may be available, any indemnified party reasonably determines that its interests are or may be, in whole or in part, adverse to the interests of the indemnifying party, the indemnified party may retain its own counsel, with the choice of counsel subject to the consent of the indemnifying party (which consent shall not be withheld unreasonably), in connection with such claim, dispute, action or litigation and shall continue to be indemnified by the indemnifying party for any legal or any other expenses reasonably incurred in connection with investigating or defending such claim, dispute, action or litigation.

17. Disclaimer of Shareholder Liability.

MassMutual and the Sub-Adviser understand that the obligations of the Trust under this Sub-Advisory Agreement are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. MassMutual and the Sub-Adviser represent that each has notice of the provisions of the Trust Documents disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

18. Notice.

Any notice under this Sub-Advisory Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party, with a copy to the Trust, at the addresses below or such other address as such other party may designate for the receipt of such notice.

If to MassMutual:                   Massachusetts Mutual Life Insurance Company
                                    1295 State Street
                                    Springfield, MA  01111
                                    Attention:


If to the Sub-Adviser:              Babson Capital Management LLC
                                    One Memorial Drive
                                    Cambridge, MA 02142
                                    Attention:  [          ]

With a copy to:

If to either MassMutual or the Sub-Adviser, copies to:

                                    The DLB Fund Group
                                    [    ]
                                    [    ]
                                    Attention:  [    ]


19. No Assignment.

No assignment (within the meaning of the Act) of this Sub-Advisory Agreement may be made without the express written consent of all parties hereto.

20. Amendments to this Sub-Advisory Agreement.

This Sub-Advisory Agreement may be amended only by a written instrument approved in writing by all parties hereto.

21. Governing Law.

This Sub-Advisory Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without giving effect to principles of conflict of laws.

22. Survival.

The provisions of this Sub-Advisory Agreement shall survive the termination or other expiration of this Sub-Advisory Agreement with respect to any matter arising while this Sub-Advisory Agreement was in effect.

23. Successors.

This Sub-Advisory Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

24. Entire Agreement.

This Sub-Advisory Agreement constitutes the entire agreement among the parties hereto with respect to the matters referred to herein, and no other agreement, oral or otherwise, shall be binding on the parties hereto.

25. No Waiver.

No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver granted hereunder must be in writing and shall be valid only in the specific instance in which given.

26. Severability.

If any one or more provisions in this Sub-Advisory Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not effect any other provision of this Sub-Advisory Agreement, but this Sub-Advisory Agreement shall be construed so as to effectuate the intent of the parties hereto as nearly as possible without giving effect to such invalid, illegal or unenforceable provision had never been contained herein.

27. Counterparts.

This Sub-Advisory Agreement may be executed in any number of counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Fund, MassMutual and the Sub-Adviser have caused this Sub-Advisory Agreement to be executed as of the day and year first above written.

                                     MASSACHUSETTS MUTUAL LIFE
                                     INSURANCE COMPANY



                                     By: __________________________________
                                     Name:
                                     Title:


                                     [NAME OF SUB-ADVISER]



                                     By: __________________________________
                                     Name:
                                     Title:


            Accepted and Agreed to by:

THE DLB FUND GROUP
on behalf of the DLB [          ] Fund



By:  __________________________________
Name:
Title:

Appendix A


The Sub-Adviser shall provide to MassMutual the following:

1. Quarterly Portfolio Data Sheets (due on the 10th business day after the end of every quarter): The data sheets should include the following information:

     a. Portfolio Characteristics for the Fund, standard and best fit market index
     b. Portfolio Sector Weights for the Fund, standard and best fit market index.
     c.   Top 10 Equity Holdings (% of equities) for the Fund
     d. Top 5 contributors and detractors by performance based on contribution to the portfolio
     e.   Purchases (New) and Sales (Eliminated) during the quarter.
     f. Performance of the Fund vs. standard and best fit market index and peer group

2. Portfolio Manager Commentary (due on the 10th business day after the end of every quarter): The commentary should include information on the following topics (there is no limit to the number of words used):

     a. Qualitative assessment by manager: list three factors that were the major influences on performance - both positive and negative

     b.   Performance attribution:

          - The industry weightings that had the largest contribution to performance during the most recent quarter.

          - The industry weightings that had the largest detraction from performance during the most recent quarter.

          - The five holdings that contributed the most to performance during the most recent quarter.

          - The five holdings that detracted the most from performance during the most recent quarter.

     c.   The manager's market outlook.

     d.   How he/she has positioned the Fund for the near term.

3. Third party portfolio attribution analysis of the Fund: Performance attribution should demonstrate the impact of portfolio management decisions including Asset Allocation Effects and Security Selection Effects.

4. Quarterly Conference Calls: The purpose of this contact will be to obtain a greater understanding of the performance of the Fund, the reasons for that performance, and to gain valuable insights into the Fund provided by the manager

5. Annual On-Site Meeting - As part of MassMutual's due diligence process, members of the Concert Investment Advisory Group arrange an "on site" meeting with each of the managers in the Concert Investment Program. Typically, these meetings include a general overview of the firm as well as separate meetings with each of the portfolio managers to discuss their long-term and short-term strategies, modifications to their investment strategy or style and any other relevant information

APPENDIX III
------------

MASSMUTUAL CORE BOND FUND

                              INVESTMENT OBJECTIVE

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities.

                         PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its assets in investment grade fixed income debt securities, including:

o    U.S. dollar-denominated corporate obligations;

o    securities issued or guaranteed by the U.S. Government or its agencies;

o    U.S. dollar-denominated bonds of foreign issuers; and

o    mortgage-backed and other asset-backed securities.

Securities issued by U.S. Government agencies may not be guaranteed by the U.S. Treasury.

The Fund may invest up to 10% of its total assets in below investment grade debt securities. The Fund may also invest in money market securities, including commercial paper. Selection of investments for the Fund will be made by the Fund's Sub-Adviser, Babson Capital Management LLC (formerly known as David L. Babson & Company Inc.), by analyzing overall investment opportunities and risks of various fixed income debt securities and market sectors. Currently, analysis of various factors (which may change over time and in particular cases) include: the potential of high income offered by different types of corporate and government obligations; diversification among industries and issuers, credit ratings, and sectors to reduce the volatility of the Fund's share price; and the relative value offered by different securities. Some of these investments may be in securities that are not denominated in U.S. dollars and others may be purchased subject to legal restrictions on resale, although no more than 15% of the Fund's net assets may be restricted or illiquid at the time of purchase.

The Fund's Sub-Adviser intends for the Fund's DURATION to match (within 10%) the duration of the Lehman Brothers Aggregate Bond Index. Portfolio duration changes are accomplished through reinvesting cash flow and selective trading.